EXHIBIT 10


                  AGREEMENT FOR THE PURCHASE AND SALE OF STOCK
                                  by and among
                    Aqua Clara Bottling & Distribution, Inc.,
                             a Colorado corporation;
                         BEVsystems International, Ltd.,
                             a Bermuda corporation;
                         and those persons specified on
                Pages 45 through 51, inclusive, of this Agreement

(begin boldface)
THIS AGREEMENT FOR THE PURCHASE AND SALE OF STOCK ("Agreement") is entered into effective the 15th day of January, 2002 ("Effective Date"), by and among Aqua Clara Bottling & Distribution, Inc., a Colorado corporation ("Company"), and BEVsystems International, Ltd., a Bermuda corporation ("BEVsystems"); and those persons specified on Pages 46 through 51, inclusive, of this Agreement, (together, the "Sellers") each a shareholder of BEVsystems, and provides for a process pursuant to which BEVsystems will become a wholly owned subsidiary of the Company.
(end boldface)

                                    RECITALS

     A. The Company is a reporting issuer pursuant to the Securities Exchange Act of 1934 ("Exchange Act") and participates on the Over-The-Counter Bulletin Board electronic quotation service ("Bulletin Board"). The Company has one wholly owned subsidiary, which is Pocotopaug Investments, Inc., a Florida corporation.

     B.   BEVsystems is a privately held corporation.

     C. The Company desires to acquire, on the terms and subject to the conditions and in the manner specified in this Agreement, all of the issued and outstanding shares of common stock of BEVsystems.

     D. BEVsystems believes that it is desirable and in the best interests of BEVsystems that it be acquired by the Company as a wholly owned subsidiary of the Company, and BEVsystems desires that the acquisition proposal of the Company be made available to the shareholders of BEVsystems.

     E. The Company is not prepared or willing to proceed with the transaction contemplated by the provisions of this Agreement without the support, agreements, warranties and representations of BEVsystems and the Sellers specified in this Agreement, and the Company is proceeding in reliance upon such support, agreements, representations and warranties.

(begin boldface)
NOW, THEREFORE, IN CONSIDERATION OF THE RECITALS SPECIFIED ABOVE THAT SHALL BE DEEMED TO BE A SUBSTANTIVE PART OF THIS AGREEMENT, AND THE MUTUAL COVENANTS, PROMISES, UNDERTAKINGS, AGREEMENTS, REPRESENTATIONS AND WARRANTIES SPECIFIED IN THIS AGREEMENT AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, WITH THE INTENT TO BE OBLIGATED


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LEGALLY AND EQUITABLY, THE PARTIES DO HEREBY COVENANT, PROMISE, AGREE, REPRESENT
AND WARRANT AS FOLLOWS:
(end boldface)


                                    ARTICLE I

                                   DEFINITIONS

As used in this Agreement, in addition to terms defined elsewhere in this Agreement, the terms specified below in this Article I shall have the definitions and meanings specified immediately after those terms, unless a different and common meaning of the term is clearly indicated by the context, and variants and derivatives of the following terms shall have correlative meanings. To the extent that certain of the definitions and meanings specified below suggest, indicate, or express agreements between or among parties to this Agreement, or specify representations or warranties or covenants of a party, the parties to this Agreement agree to the same, by execution of this Agreement. The parties to this Agreement agree that agreements, representations, warranties, and covenants expressed in any part or provision of this Agreement shall, for all purposes of this Agreement, be treated in the same manner as other such agreements, representations, warranties, and covenants specified elsewhere in this Agreement, and the article or section of this Agreement within which such an agreement, representation, warranty, or covenant is specified shall have no separate meaning or effect on the same.

1.1  Accumulated  Funding  Deficiency.  An "accumulated  funding  deficiency" as
--------------------------------------
defined by the provisions of Section 302(a)(2) of ERISA or the last two sentences of Section 412(a)(2) of the Code, or, in either case, successor provisions to such provisions adopted by amendments to ERISA or the Code, as the case may be, and including, in each case, other provisions of ERISA, the Code or other law, and regulations adopted pursuant to ERISA or the Code or such other law, modifying, amending, interpreting or otherwise affecting the application of such provisions, either in general or as applied to the nature or circumstances of a particular person that is a party to, or is affected by, or is involved in, the Transaction and with respect to which person the use of the term in this Agreement, or in the particular provision of this Agreement, is relevant.

1.2 Affiliate. When used with respect to a person, an "affiliate" of that person
--------------
is a person Controlling, Controlled by, or under common Control with that person.

1.3 Agreement.  This Agreement For The Purchase and Sale of Stock, including all
--------------
of its schedules and exhibits, if any, and all other documents specifically referred to in this Agreement that have been or are to be delivered by a party to this Agreement to another such party in connection with the Transaction or this Agreement, and including all duly adopted amendments, modifications, and supplements to or of this Agreement and such schedules, exhibits, and other documents.

1.4 Audited Financial Statements. The balance sheet, income statement, statement
---------------------------------
of stockholders' equity, and statement of cash flows or, in each instance, equivalent statements of the Company, the Company's subsidiary, or BEVsystems, as the case may be, as commonly provided to shareholders, as of December 31, 2000, and for the two (2) years then ended, as reported on by the Auditors.

1.5 Auditors.  Independent certified public accountants currently being retained
-------------
by the Company or by BEVsystems, as the case may be, for the purpose of auditing financial statements of the Company or BEVsystems, as the case may be.

1.6 BEVsystems. BEVsystems International Ltd., a Bermuda corporation.
---------------


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1.7  BEVsystems  Balance  Sheet.  The most recent  balance sheet included in the
--------------------------------
Audited Financial Statements of BEVsystems.

1.8 BEVsystems Disclosure Document.  The document delivered by BEVsystems to the
-----------------------------------
Company specifying certain disclosures regarding BEVsystems regarding the Transaction.

1.9  Business  Day.  Any day that is not a Saturday,  Sunday,  or a day on which
-------------------
banks in Denver, Colorado are authorized to close.

1.10 Closing. The completion of the Transaction, to occur as contemplated by the
-------------
provisions of Article II of this Agreement.

1.11 Closing Date. The date on which the Closing actually occurs, which shall be
------------------
February 25, 2002, unless otherwise agreed by the parties to this Agreement, but shall not in any event be prior to satisfaction or waiver of the conditions to Closing specified by the provisions of Article VII of this Agreement.

1.12 Closing Time.  The time at which the Closing  actually  occurs.  All events
------------------
that are to occur at the Closing Time shall, for all purposes, be deemed to occur simultaneously, except to the extent, if at all, that a specific order of occurrence is otherwise specified.

1.13 Code.  The Internal  Revenue Code of 1986,  as amended and in effect at the
----------
Effective Date.

1.14 Company. Aqua Clara Bottling & Distribution, Inc., a Colorado corporation.
-------------

1.15  Company  Balance  Sheet.  The most recent  balance  sheet  included in the
------------------------------
Audited Financial Statements of the Company.

1.16  Company  Disclosure  Document.  The  document  delivered by the Company to
------------------------------------
BEVsystems specifying certain disclosures regarding the Company regarding the Transaction.

1.17 Complete Withdrawal.  A "complete  withdrawal" from a Multiemployer Plan as
-------------------------
defined by the provisions of Section 4203 of ERISA or successor provisions to such provision adopted by amendments to ERISA and including other provisions of ERISA or of other law and regulations adopted pursuant to ERISA or such other law, modifying, amending, interpreting or otherwise affecting the application of such provision, either in general or as applied to the nature or circumstances of a particular person that is a party to, or is affected by, or is involved in, the Transaction and with respect to which person the use of the term in this Agreement, or in the particular provision of this Agreement, is relevant.

1.18  "Control".  Generally,  the power to direct the management or affairs of a
----------------
person.

1.19  Consideration.  Shares of the Company's' common stock, which shares may be
--------------------
referred to in this Agreement as the "Subject Shares".

1.20  Effective  Date.  The date  which is  specified  in the  preamble  of this
----------------------
Agreement.

1.21 ERISA. The Employee  Retirement Income Security Act of 1974, as amended and
-----------
in effect at the Effective Date.

1.22 Exchange Act. The  Securities  Exchange Act of 1934, as amended to the date
------------------
as which any reference thereto is relevant pursuant to this Agreement, including any substitute or replacement statue adopted in place or lieu thereof.


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



1.23  Facilities.   All  warehouses,   stores,  plants,  production  facilities,
-----------------
manufacturing facilities, equipment, processing facilities, fixtures, and improvements owned or leased by any party or otherwise used by such party in connection with the operation of its business or leased or subleased by such party to other persons.

1.24 GAAP. Generally accepted accounting principles, as in effect on the date of
----------
any statement, report or determination that purports to be, or is required to be, prepared or made in accordance with GAAP. All references in this Agreement to financial statements prepared in accordance with GAAP shall be defined and mean in accordance with GAAP consistently applied throughout the periods to which reference is made.

1.25 HSR. The Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended.
---------

1.26  Inventories.  The stock of raw  materials,  work-in-process  and  finished
------------------
goods, including, but not limited to, finished goods purchased for resale, held for manufacturing, assembly, processing, repairing, finishing, sale, or resale to others, from time to time in the ordinary course of the business in the form in which such inventories then are held or after manufacturing, assembling, finishing, processing, incorporating with other goods or items, refining, repairing, or similar processes.

1.27 IRS. The Internal Revenue Service.
---------

1.28 Liabilities.  At any point in time ("Determination  Time"), the obligations
-----------------
of a person, whether known or unknown, contingent or absolute, recorded on such person's books or not, arising or resulting in any way from facts, events, agreements, obligations or occurrences that existed or transpired at a prior point in time, or resulted from the passage of time to the Determination Time, but not including obligations accruing or payable after the Determination Time to the extent (but only to the extent) that such obligations (i) result from previously existing agreements for services, benefits, or other considerations, and (ii) accrue or become payable with respect to services, benefits, or other considerations received by the person after the Determination Time.

1.29 Multiemployer Plan. A "multiemployer plan," as defined by the provisions of
------------------------
Section 3(37) of ERISA or Section 414(f) of the Code, or, in either case, successor provisions to such provisions adopted by amendments to ERISA or the Code, as the case may be, and including, in each case, other provisions of ERISA, the Code or other law, and regulations adopted pursuant to ERISA or the Code or such other law, modifying, amending, interpreting, or otherwise affecting the application of such provisions, either in general or as applied to the nature or circumstances of a particular person that is a party to, or is affected by, or is involved in, the Transaction and with respect to which person the use of the term in this Agreement, or in the particular provision of this Agreement, is relevant.

1.30 Partial  Withdrawal.  A "partial  withdrawal" from a Multiemployer Plan, as
-------------------------
defined in Section 4205 of ERISA or successor provisions to such provision adopted by amendments to ERISA and including other provisions of ERISA or of other law, and regulations adopted pursuant to ERISA or such other law, modifying, amending, interpreting or otherwise affecting the application of such provision, either in general or as applied to the nature or circumstances of a particular person that is a party to, or is affected by, or is involved in, the Transaction and with respect to which person the use of the term in this Agreement, or in the particular provision of this Agreement, is relevant.

1.31 Payables.  Liabilities of a party  resulting from the borrowing of money or
--------------
the incurring of obligations for merchandise or goods purchased.


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



1.32 Plan  Termination.  A  termination  of a Pension Plan,  whether  partial or
-----------------------
complete, within the meaning of Title IV of ERISA.

1.33 PBGC. The Pension Benefit Guaranty Corporation.
----------

1.34 Pension  Plan.  A "pension  plan" or "employee  pension  benefit  plan," as
-------------------
defined in Section 3(2) of ERISA or successor provisions to such provision adopted by amendments to ERISA and including other provisions of ERISA or of other law, and regulations adopted pursuant to ERISA or such other law, modifying, amending, interpreting, or otherwise affecting the application of such provision, either in general or as applied to the nature or circumstances of a particular person that is a party to, or is affected by, or is involved in, the Transaction and with respect to which person the use of the term in this Agreement, or in the particular provision of this Agreement, is relevant.

1.35 Prohibited Transaction.  A "prohibited  transaction," as defined in Section
----------------------------
406 of ERISA or Section 4975(c) of the Code, or, in either case, successor provisions to such provisions adopted by amendments to ERISA or the Code, as the case may be, and including, in each case, other provisions of ERISA, of the Code or of other law, and regulations adopted pursuant to ERISA or the Code or such other law, modifying, amending, interpreting, or otherwise affecting the application of such provisions, either in general or as applied to the nature or circumstances of a particular person that is a party to, or is affected by, or is involved in, the Transaction and with respect to which person the use of the term in this Agreement, or in the particular provision of this Agreement, is relevant.

1.36  Projections.  The projections of economic results of BEVsystems,  prepared
------------------
quarterly through December 31, 2001, and delivered to the Company pursuant to the terms of this Agreement. The Projections include projected financial results for the business operations of BEVsystems. The Company acknowledges that projections of future economic performance are necessarily unreliable and subject to the occurrence or nonoccurrence of a variety of events, but BEVsystems represents and warrants that the Projections have been prepared on the basis of assumptions that are, in the judgment of BEVsystems, reasonable in all respects and are not to the knowledge of BEVsystems contrary in any material respect to fact or to events that have occurred or are presently in existence.

1.37 Proprietary Rights. Trade secrets, copyrights, patents, trademarks, service
------------------------
marks, customer lists, and all similar types of intangible property developed, created or owned by the person claiming ownership, proprietary or similar, or used by such person in connection with such person's business, whether or not the same are entitled to legal protection.

1.38 Proxy Statement. The document prepared by the Company for submission to its
---------------------
shareholders soliciting their proxies to permit the persons to whom proxies are thereby granted to vote to approve or disapprove the Reverse Stock Split and the change of the Company's name to Bevsystems International Inc.

1.39 Receivables.  Accounts receivable,  notes receivable, and other obligations
-----------------
appearing as assets on the books of the Company or of BEVsystems, respectively, and customarily specified as assets in balance sheets prepared in accordance with GAAP.

1.40 Registration. Registration pursuant to the Securities Act.
------------------

1.41  Reportable  Event. A "reportable  event," as defined in Section 4043(b) of
------------------------
ERISA or successor provisions to such provision adopted by amendments to ERISA and including other provisions of ERISA or of other law, and regulations adopted pursuant to ERISA or such other law, modifying, amending, interpreting, or otherwise affecting the application of such provision, either in general or as applied to the nature or circumstances of a particular person that is a party


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



to, or is affected by, or is involved in, the Transaction and with respect to which person the use of the term in this Agreement, or in the particular provision of this Agreement, is relevant.

1.42 Reverse  Stock Split.  The  completion by the Company of a 1 for 10 reverse
--------------------------
split of those shares of the Company's' common stock issued and outstanding on the Effective Date, which shall be, and hereby is, a condition precedent to the closing and consummation of the Transaction.

1.43 SEC. The Securities and Exchange Commission.
---------

1.44  Securities  Act. The  Securities Act of 1933, as amended to the date as of
----------------------
which any reference thereto is relevant pursuant to this Agreement, including any substitute or replacement statute adopted in place or lieu thereof.

1.45 Sellers. Those persons specified on Pages 48 through 53, inclusive, of this
-------------
Agreement.

1.46  Transaction.  The  acquisition  by the  Company  of all of the  issued and
------------------
outstanding common stock of BEVsystems and the related transactions contemplated by this Agreement.

1.46  Unaudited  Financial  Statements.  The balance  sheet,  income  statement,
---------------------------------------
statement of stockholders' equity and statement of cash flows or equivalent statements of the Company, the Company's subsidiary, or BEVsystems, as the case may be, as commonly prepared, as at September 30, 2001, with comparable statements for each similar period of the prior fiscal year.

1.48  Welfare  Plan.  A "welfare  plan" or an "employee  welfare  benefit  plan"
--------------------
defined in Section 3(1) of ERISA or successor provisions to such provision adopted by amendments to ERISA and including other provisions of ERISA or of other law, and regulations adopted pursuant to ERISA or such other law, modifying, amending, interpreting, or otherwise affecting the application of such provision, either in general or as applied to the nature or circumstances of a particular person that is a party to, or is affected by, or is involved in, the Transaction and with respect to which person the use of the term in this Agreement, or in the particular provision of this Agreement, is relevant.


                                   ARTICLE II

                                 THE TRANSACTION

2.1 The  Transaction.  On the Closing Date, and at the Closing Time,  subject in
---------------------
all instances to each of the terms, conditions, provisions and limitations specified in this Agreement, (i) the Sellers shall surrender and tender their shares of capital stock issued by BEVsystems to the Company and, as consideration and in exchange for those shares, subject to the provisions of
Section 6.15 of this Agreement, the Company shall issue to the Sellers 30,432,410 shares of the Company's common stock; (ii) the officers of the
Company immediately prior to the Closing Date, except E. Douglas Cifers ("Cifers"), will resign their offices with the Company; (iii) the directors of the Company immediately prior to Closing Date, except Cifers, will resign as directors of the Company; and (iv) the name of the Company shall thereafter be changed to the name BEVsystems International Inc., as soon as practicable after
                    ------------------------------
the Closing.

2.2 Delivery of Consideration. Pursuant to the Transaction, each Seller shall be
------------------------------
entitled to receive, from and after the Closing, in respect of the shares of common stock of BEVsystems issued and outstanding immediately prior to the Closing Date owned by such Seller (and upon surrender of the certificate(s) evidencing and representing those shares, duly endorsed and in all respects in proper form for transfer), such Seller's pro rata share of the Consideration.


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2.3 Closing.  The Closing of the Transaction  shall take place at the offices of
------------
Stepp Law Group, 1301 Dove Street, Suite 460, Newport Beach, California, at 10:00 A.M. on the Closing Date, or at such other place and time as BEVsystems, the Sellers and the Company may agree upon, which other date shall then be the Closing Date.

2.4 Parties to the Agreement and Transaction.  By executing this Agreement, each
---------------------------------------------
of the Sellers agrees to be obligated by the provisions of this Agreement and by any amendment, modification, or change in or to this Agreement or any of its provisions that is accepted by Sellers holding a majority of all of the issued and outstanding shares of common stock of BEVsystems held by all of the Sellers in the aggregate; provided, however, that no such amendment, modification, or change shall treat any Seller who does not consent thereto more favorably than such amendment, modification, or change treats any Seller who does consent thereto.


                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF BEVSYSTEMS

BEVsystems hereby represents and warrants to the Company the following:

3.1 Organization And Qualification.  BEVsystems is a corporation duly organized,
-----------------------------------
validly existing, and in good standing pursuant to the laws of its jurisdiction of incorporation and has the requisite corporate power and authority to conduct its business as that business is now being conducted. BEVsystems is, or will prior to the Closing be, duly qualified as a foreign corporation to do business, and in good standing, in each jurisdiction where the character of the properties owned or leased by it, or the nature of its activities, is such that qualification as a foreign corporation in that jurisdiction is required by law.

3.2  Capitalization.  The  authorized  capital stock of  BEVsystems  consists of
--------------------
80,000,000 shares of common stock, $.01 par value, and 20,000,000 shares of preferred stock, $.01 par value. There is no other capital stock authorized for issuance. As of the Effective Date, 14,817,647 shares of BEVsystems' common stock were validly issued and outstanding, fully paid, and nonassessable. As of the Effective Date, BEVsystems had not issued any preferred stock; no shares of its common stock were held in BEVsystems' treasury; and no shares are reserved for issuance, nor are there outstanding any options, warrants, convertible instruments or other rights, agreements or commitments to acquire common stock of BEVsystems, except as fully and completely described on the BEVsystems Disclosure Document.

3.3 Authority Relative to This Agreement. BEVsystems has the requisite corporate
-----------------------------------------
power and authority to enter into this Agreement and to carry out its obligations created by this Agreement. The execution and delivery of this Agreement and the consummation of the Transaction have been duly authorized and approved by the requisite corporate authority of BEVsystems and no other corporate proceedings on the part of BEVsystems are necessary to approve and adopt this Agreement or to approve the consummation of the Transaction. This Agreement has been duly and validly executed and delivered by BEVsystems and constitutes a valid and binding obligation of BEVsystems, enforceable in accordance with its terms.

3.4 Absence of Breach; No Consents. The execution,  delivery, and performance of
-----------------------------------
this Agreement, and the performance by BEVsystems of its obligations created by this Agreement, do not (i) conflict with or result in a breach of any of the provisions of the Articles of Incorporation (or similar charter document) or Bylaws (or similar governing document) of BEVsystems; (ii) contravene any law, ordinance, rule, or regulation of any state or political subdivision of either or of the United States (except for the HSR Act and compliance with regulatory or licensing laws all of which, to the extent applicable to BEVsystems (and to

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the extent within the control of BEVsystems),  will be satisfied in all material respects prior to the Closing), or of any applicable foreign jurisdiction, or contravene any order, writ, judgment, injunction, decree, determination, or award of any court or other authority having jurisdiction, or cause the suspension or revocation of any authorization, consent, approval, or license, presently in effect, which affects or obligates BEVsystems or any of its material properties, except in any event when such contravention will not have a material adverse effect on the business, condition (financial or otherwise), operations or prospects of BEVsystems, and will not have a material adverse effect on the validity of this Agreement or on the validity of the consummation the Transaction; (iii) conflict with or result in a material breach of or default pursuant to any material indenture or loan or credit agreement or any other material agreement or instrument to which BEVsystems is a party or by which BEVsystems may be affected or obligated; (iv) require the authorization, consent, approval, or license of any third party; or (v) constitute any reason for the loss or suspension of any permits, licenses, or other authorizations used in the business of BEVsystems.

3.5  Brokers.  No  broker,  finder,  or  investment  banker is  entitled  to any
-------------
brokerage, finder's, or other fee or commission in connection with this Agreement or the Transaction or any related transaction based upon any agreements, written or oral, made by or on behalf of BEVsystems. BEVsystems does not have any obligation to pay finder's or broker's fees or commissions in connection with the exercise of options to renew or extend real estate leases to which BEVsystems is a party.

3.6 Financial Statements. BEVsystems has heretofore delivered to the Company the
-------------------------
following:

1.   The BEVsystems Unaudited Financial Statements;
2.   The BEVsystems Offering Memorandum dated November 30, 2001;
3.   The BEVsystems Disclosure Document; and
4.   The Projections.

All of the historical financial statements contained in such documents were prepared from the books and records of BEVsystems. The BEVsystems Unaudited Financial Statements were prepared in accordance with GAAP, and fairly and accurately present the financial situation and condition of BEVsystems as at the dates and for the periods indicated. Without limiting the foregoing, at the date of the BEVsystems Balance Sheet, BEVsystems owned each of the assets included in preparation of the BEVsystems Balance Sheet, and the valuation of such assets in the BEVsystems Balance Sheet is not more than their fair saleable value (on an item-by-item basis) at that date; and BEVsystems had no Liabilities, other than those specified in the BEVsystems Balance Sheet, nor any Liabilities in amounts in excess of the amounts included for them in the BEVsystems Balance Sheet. The BEVsystems Unaudited Financial Statements fairly present the financial situation and condition of BEVsystems as at and for the periods indicated, subject to normal year-end adjustments, none of which will be material. The Projections reasonable anticipate the results of operations that BEVsystems expects it will achieve absent extraordinary events or unusual conditions of which BEVsystems is not presently on notice. From the Effective Date through the Closing Date BEVsystems will continue to prepare financial statements on the same basis that it has done so in the past, BEVsystems will promptly deliver those financial statements to the Company, and the foregoing representations and warranties will be applicable to each financial statement so prepared and delivered.

3.7 No Undisclosed  Liabilities.  BEVsystems  has no  Liabilities  which are not
--------------------------------
adequately presented or reserved against on the BEVsystems Balance Sheet, except Liabilities incurred since the date of BEVsystems Balance Sheet in the ordinary course of business and consistent with past practice. Without limiting the foregoing, (a) there are no unpaid leasehold improvements at any of BEVsystems's Facilities or locations for which BEVsystems is or will be responsible, and (b) there are no deferred rents due to lessors at or with respect to any of such Facilities or locations.

3.8 No Material  Adverse Change,  Etc. Since the date of the BEVsystems  Balance
--------------------------------------
Sheet, other than as contemplated or caused by this Agreement, there has not been (i) any material adverse change in the business, condition (financial or otherwise), operations, or prospects of BEVsystems; (ii) any damage, destruction, or loss, whether covered by insurance or not, having a material adverse effect on the business, condition (financial or otherwise), operations or prospects of BEVsystems; (iii) any entry into or termination of any material commitment, contract, agreement, or transaction (including, without limitation, any material borrowing or capital expenditure or sale or other disposition of any material asset or assets) by or involving BEVsystems, other than this Agreement and agreements executed in the ordinary course of business; (iv) any redemption, repurchase, or other acquisition for value of its capital stock by BEVsystems, or any dividend or distribution declared, set aside, or paid on capital stock of BEVsystems; (v) any transfer of any right granted pursuant to any material lease, license, agreement, patent, trademark, trade name, or copyright of BEVsystems; (vi) any sale or other disposition of any asset of BEVsystems, or any mortgage, pledge, or imposition of any lien or other encumbrance on any asset of BEVsystems, other than in the ordinary course of business, or any agreement relating to any of the foregoing; of (vii) any default or breach by BEVsystems in any material respect pursuant to any contract, license or permit. Since the date of the BEVsystems Balance Sheet, BEVsystems has conducted its business only in the ordinary and usual course, and, without limiting the foregoing, no changes have been made in (i) executive compensation amounts, (ii) the manner in which other employees of BEVsystems are compensated, (iii) supplemental benefits provided to any such executives or other employees, or (iv) inventory amounts in relation to sales amounts, except, in any such event, in the ordinary course of business and, in any event, without material adverse effect on the business, condition (financial or otherwise), operations, or prospects of BEVsystems.

3.9 Taxes.  BEVsystems  has  properly  filed or caused to be filed all  federal,
----------
state, local, and foreign income and other tax returns, reports, and declarations that are required by applicable law to be filed by it and has paid, or made full and adequate provision for the payment of, all federal, state, local, and foreign income and other taxes properly due for the periods contemplated by such returns, reports, and declarations.

3.10 Litigation.  No  investigation  or review by any  governmental  entity with
----------------
respect to BEVsystems is pending or threatened (other than inspections and reviews customarily made of businesses such as those similar to that BEVsystems), nor has any governmental entity indicated to BEVsystems an intention to conduct any such investigation or review. There is no action, litigation or proceeding pending or threatened against or affecting BEVsystems, at law or in equity, or before any federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality.

3.11 Employees, Etc. There are no collective bargaining,  bonus, profit sharing,
--------------------
compensation, or other plans, agreements, trusts, funds, or arrangements maintained by BEVsystems for the benefit of directors, officers or employees of, and there are no employment, consulting, severance, or indemnification arrangements, agreements, or understandings between, BEVsystems, on the one hand, and any current or former directors, officers or other employees (or Affiliates thereof) of BEVsystems, on the other hand. BEVsystems is not, and following the Closing will not be, obligated by any express or implied contract or agreement to employ, directly or as consultant or otherwise, any person for any specific period of time or until any specific age.

3.12  Compliance  With  Laws.  BEVsystems  is in  compliance  with all,  and has
-----------------------------
received no notice of any violation of any, laws or regulations applicable to its operations, including, without limitation, the laws and regulations relevant to the use or utilization of premises, or with respect to which compliance is a condition of engaging in any aspect of the business of BEVsystems, and BEVsystems has all permits, licenses, zoning rights, and other governmental authorizations necessary to conduct its business as presently conducted.

3.13 Ownership of Assets.  BEVsystems has good, marketable,  and insurable title
-------------------------
to, or valid, effective, and continuing leasehold rights in the event of leased property, in all personal property owned or leased by it or used by it in the conduct of its business in such a manner as to create the appearance or reasonable expectation that such property is owned or leased by it, free and clear of all liens, claims, encumbrances, and charges, except liens for taxes not yet due and minor imperfections of title and encumbrances, if any, which singularly and in the aggregate are not substantial in amount and do not materially detract from the value of the property subject thereto or materially impair the use thereof. BEVsystems does not know of any potential action by any person, and no proceedings with respect thereto have been instituted of which BEVsystems has notice, that would materially affect BEVsystems' ability to use and to utilize each of BEVsystems' assets in its business. BEVsystems has received no notices from any mortgagee regarding any properties leased by BEVsystems.

3.14 Proprietary Rights. BEVsystems possesses full and complete ownership of, or
------------------------
adequate and enforceable long-term licenses or other rights to use (without payment), all of its Proprietary Rights; BEVsystems has not received any notice of conflict which asserts the rights of any other person with respect thereto; and BEVsystems has in all material respects performed all of the obligations required to be performed by it and is not in default in any material respect, pursuant to any agreement relating to any such Proprietary Right.

3.15 Subsidiaries, Etc. BEVsystems has no subsidiaries.
-----------------------

3.16 Trade Names. The BEVsystems Disclosure Document identifies each trade name,
-----------------
fictitious business name, or other similar name pursuant to which BEVsystems has conducted any part of BEVsystems' business or pursuant to which BEVsystems has utilized any of BEVsystems' assets during the 10 years preceding the Effective Date.

3.17 Employee Benefit Plans.
----------------------------

3.17.1 All Pension Plans and Welfare Plans of BEVsystems have been  administered
------
in substantial compliance with their terms, ERISA and, when applicable, the Code. If applicable, the IRS has issued a favorable determination letter with respect to the qualification of each such Pension Plan and the exemption of any corresponding trust. A copy of the most recent determination letter for each Pension Plan, if any, has been furnished to the Company, and nothing has occurred since the date of any such determination letter that could cause the relevant Pension Plan or trust to lose such qualification or exemption.

3.17.2 With respect to each Pension Plan and each Welfare Plan,  (i) there is no
------
fact, including, without limitation, any Reportable Event, that exists that would constitute a reason for termination of such Plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Plan, in each case as contemplated by ERISA; (ii) neither BEVsystems nor any fiduciary, trustee or administrator of any Pension Plan or Welfare Plan, has engaged in a Prohibited Transaction that could subject BEVsystems to any material tax or any material penalty imposed by ERISA or the Code; (iii) BEVsystems has not incurred any material liability to the PBGC (other than for payment of premiums); and (iv) there is no material Accumulated Funding Deficiency with respect to any Pension Plan, whether or not waived.

3.17.3 There has been no Plan  Termination  that has occurred  during the 5 year
------
period ending on the Effective Date.

3.17.4 BEVsystems has no knowledge of any material  liability  incurred pursuant
------
to Title IV of ERISA by BEVsystems with respect to any Pension Plan maintained by a trade or business (whether or not incorporated) which is under common control with, or part of a controlled group of corporations with, BEVsystems, within the meaning of Section 414(b)(c) of the Code.

3.17.5 No Welfare  Plan is funded with a trust or other  funding  method,  other
------
than insurance policies.

3.17.6  There has occurred no Complete  Withdrawal  or Partial  Withdrawal  with
------
respect to any Multiemployer Plan that could cause BEVsystems to incur any material Liability pursuant to or as a result of ERISA, other than to the extent previously paid or fully provided for in the BEVsystems Balance Sheet, and all payments required to be made to any such Plan by BEVsystems pursuant to any applicable collective bargaining agreements have been made.

3.18 Facilities. BEVsystems' Facilities are (as to physical plant and structure)
----------------
structurally sound and none of BEVsystems' Facilities, nor any of the vehicles or other equipment used by BEVsystems in connection with its business, has any material defects and all of them are in all material respects in good operating condition and repair and are adequate for the uses to which they are utilized; none of BEVsystems' Facilities, vehicles or other equipment is in need of maintenance or repairs, except for ordinary, routine maintenance and repairs which are not material in nature or cost. BEVsystems is not in breach, violation or default of any lease affecting BEVsystems' assets with respect to, or as a result of, which the other party (whether lessor, lessee, sublessor, or sublessee) thereto has the right to terminate the same, and BEVsystems has not received notice of any claim or assertion that it is or may be in any such breach, violation or default.

3.19 Accounts Receivable. All accounts receivable of BEVsystems,  whether or not
-------------------------
specified in the BEVsystems Balance Sheet, represent transactions in the ordinary course of business, and are current and collectible net of any reserves specified on the BEVsystems Balance Sheet (which reserves are adequate and were calculated consistent with past practice).

3.20 Inventories. All Inventories of BEVsystems, whether or not specified in the
-----------------
BEVsystems Balance Sheet, are of a quality and quantity usable and saleable in the ordinary course of business, except for obsolete items and items of below-standard quality, all of which, in the aggregate, are immaterial in amount. Items included in such Inventories are specified on the books of BEVsystems, and are valued on the BEVsystems Balance Sheet, at the lower of cost or market and, in any event, at not greater than their net realizable value, on an item by item basis, after appropriate deduction for costs of completion, marketing costs, transportation expense, and allocation of overhead.

3.21  Contracts.  The BEVsystems  Disclosure  Document  specifies all contracts,
----------------
agreements, or understandings, whether express or implied, written or verbal, to which BEVsystems is a party. The BEVsystems Disclosure Document also specifies a brief summary of each such contract, agreement or understanding identified therein. Without in any respect limiting the foregoing, the BEVsystems Disclosure Document specifies a description of all leases of properties by BEVsystems, including all amendments, supplements, extensions and modification thereof, identifying, inter alia, the date each such document was executed and its effective period. BEVsystems is not a party to any executory contract to sell or transfer any part of any leasehold interest of BEVsystems. True and accurate copies of all leases, and of all amendments, supplements, extensions, modifications thereof, have heretofore been delivered to the Company by BEVsystems.

3.22 Accounts Payable.  The accounts payable specified on the BEVsystems Balance
----------------------
Sheet do, and those specified in the most recent balance sheet included in the BEVsystems Unaudited Financial Statements do, and those specified on the books of BEVsystems at the time of the Closing will, specify all amounts owed by BEVsystems in respect of trade accounts due and other Payables, and the actual

Liabilities of BEVsystems in respect of such obligations were not, and will not be, on any of such dates, in excess of the amounts so specified on the balance sheets or the books and records of BEVsystems, as the case may be.

3.23 Labor Matters. There are no activities or controversies, including, without
-------------------
limitation, any labor organizing activities, election petitions or proceedings, proceedings preparatory thereto, unfair labor practice complaints, labor strikes, disputes, slowdowns, or work stoppages, pending or, to the best of the knowledge of BEVsystems, threatened, among BEVsystems and any of its employees.

3.24  Insurance.  BEVsystems  has  insurance  policies  in full force and effect
----------------
insuring the assets of BEVsystems and such insurance policies provide for coverages which are usual and customary in the business of BEVsystems as to amount and scope, and are adequate to protect the assets of BEVsystems against any reasonably foreseeable risk of loss, including business interruption. BEVsystems has not within the past three (3) years received any notice of cancellation of any insurance agreement affecting the assets of BEVsystems.

3.25  Environmental  Matters and Title to and  Utilization  of Real  Properties.
--------------------------------------------------------------------------------
Except as disclosed in BEVsystems Disclosure Document, BEVsystems owns fee simple, insured title to all real property owned by BEVsystems and has the unfettered right to use such real property, and BEVsystems is not aware of any claim, notice or threat to the effect that its right to own and use such real property is subject in any way to any challenge, claim, assertion of rights, proceedings toward condemnation or confiscation, in whole or in part, or is otherwise subject to challenge. Each parcel of real property owned or leased by BEVsystems is free of any and all hazardous wastes, toxic substances or other types of contamination or matters of environmental concern in connection with any such real property. BEVsystems has, in conjunction with acquiring ownership of, or any leasehold interest in, real property, (a) caused an audit and examination to be made as to the existence of any hazardous wastes, toxic substances, or other types of contamination or matters of environmental concern affecting each such real property, which examination indicated that such real property is free of any such wastes, toxic substances or other types of contamination or matters of environmental concern, and BEVsystems is not subject to any Liability resulting from or related to any such wastes, substances, contaminants or matters of environmental concern, and BEVsystems has delivered to the Company a copy of the report of any and all hazardous wastes, toxic substances, or other types of contamination or matters of environmental concern, and BEVsystems is not subject to any Liability resulting from or related to any such wastes, substances, contaminants, or matters of environmental concern in connection with any such real property, which examination indicated that such real property is free of any such wastes, toxic substances or other types of contamination or matters of environmental concern, and BEVsystems is not subject to any Liability resulting from or related to any such wastes, substances, contaminants or matters of environmental concern, and BEVsystems has delivered to the Company a copy of the report of such audit and examination; and (b) obtained an appropriate policy of title insurance insuring the interest of BEVsystems in such real property, which insurance policy was not subject to any exceptions not reasonably acceptable in the ordinary course of business, and a copy of which has been delivered to the Company.

3.26 Full Disclosure. The documents,  certificates, and other writings furnished
---------------------
or to be furnished by or on behalf of BEVsystems to the Company pursuant to this Agreement, including, but not limited to, the BEVsystems Disclosure Document, taken together in the aggregate, do not and will not contain any untrue statement of a material fact, or omit to specify any material fact necessary to make the statements made, considering the circumstances pursuant to which they are made, not misleading.

3.27 Options,  Warrants and Other Rights and  Agreements  Affecting  BEVsystems'
--------------------------------------------------------------------------------
Capital Stock.  BEVsystems has no authorized or outstanding  options,  warrants,
--------------
calls, subscriptions, rights, convertible securities or other securities, as defined by the provisions of the Securities Act ("BEVsystems Derivative Securities"), or any commitments, agreements, arrangement or understandings of any manner or nature whatsoever obligating BEVsystems, in any event, to issue shares of BEVsystems' capital stock or other securities or securities convertible into or evidencing the right to purchase shares of BEVsystems' capital stock or BEVsystems Derivative Securities, except as fully and completely described on the BEVsystems Disclosure Document. Neither BEVsystems nor any officer, director, or shareholder of BEVsystems is a party to any agreement, understanding, arrangement or commitment, or obligated by any provision which creates any rights in any person with respect to the authorization, issuance, voting, sale or transfer of any shares of BEVsystems' capital stock or BEVsystems Derivative Securities.

3.28 Internal  Accounting  Controls.  BEVsystems  maintains a system of internal
------------------------------------
accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.29  Evaluation  of Risks.  BEVsystems  has such  knowledge  and  experience in
---------------------------
business and financial matters that BEVsystems is capable of evaluating the Company and the proposed activities thereof, the risks and merits of the Transaction and of making an informed decision relating thereto; and BEVsystems is not utilizing any other person regarding the evaluation of those risks and merits.

3.30  Questionable  Payments.  Neither  BEVsystems,  nor any director,  officer,
-----------------------------
agent, employee, or other person associated with or acting on behalf of BEVsystems has, directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign and domestic political parties or campaigns, from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; established or maintained any unlawful or unrecorded fund of corporate monies or other assets; made any false or fictitious entry on the books or records of BEVsystems; made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment; given any favor or gift which is not deductible for federal income tax purposes; or made any bribe, or kickback, or other payment of a similar or comparable nature, whether lawful or not, to any person or entity, private, or public, regardless of form, whether in money, property, or services, to obtain favorable services, to obtain favorable treatment in securing business or to obtain special concessions, or to pay for favorable treatment for business secured or for special concessions already obtained.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

The Company, for itself and for and on behalf of Pocotopaug Investments, Inc., a Florida corporation and the Company's subsidiary, represents and warrants to BEVsystems and the Sellers as follows:

4.1  Organization  And  Qualification.   The  Company  and  its  subsidiary  are
--------------------------------------
corporations duly organized, validly existing, and in good standing pursuant to the laws of their jurisdictions of incorporation and have the requisite corporate power and authority to conduct their businesses as those businesses are now being conducted. The Company and its subsidiary are, or will prior to the Closing be, duly qualified as foreign corporations to do business, and in good standing, in each jurisdiction where the character of the properties owned or leased by them, or the nature of their activities, is such that qualification as foreign corporations in those jurisdictions is required by law.

4.2  Capitalization.  The  authorized  capital stock of the Company  consists of
--------------------
100,000,000 shares of common stock, no par value, and 5,000,000 shares of preferred stock, no par value. There is no other capital stock authorized for issuance by the Company. As of the Effective Date, 79,991,535 shares of the Company's common stock were validly issued and outstanding, fully paid, and nonassessable. After the consummation of the Reverse Stock Split, 7,999,154 shares of the Company's common stock will be issued and outstanding, fully paid and nonassessable. As of the Effective Date, 100 shares of the Company's preferred stock were validly issued and outstanding. No shares of the Company's common stock are held in the Company's treasury, and no shares are reserved for issuance, nor are there outstanding any options, warrants, convertible instruments or other rights, agreements or commitments to acquire common stock of the Company, except as fully and completely described on the Company Disclosure Document. The authorized capital stock of the Company's subsidiary consists of 1,000,000 shares of common stock, no par value, and 50,000 shares of preferred stock, no par value. There is no other capital stock authorized for issuance by the Company's subsidiary. As of the Effective Date, 1,000,000 shares of the Company's subsidiary's common stock were validly issued and outstanding, fully paid, and non accessible. As of the Effective Date, 27,500 shares of the Company's subsidiary's preferred stock were validly issued and outstanding. No shares of the Company's subsidiary's common stock are held in the Company's subsidiary's treasury, and no shares are reserved for issuance by that subsidiary, nor are there outstanding any options, warrants, convertible instruments or other rights, agreements or commitments to acquire common stock of that subsidiary, except as fully and completely described on the Company Disclosure Document.

4.3  Authority  Relative  to This  Agreement.  The  Company  has  the  requisite
---------------------------------------------
corporate power and authority to enter into this Agreement and to carry out its obligations created by this Agreement. Except as specified on the Company Disclosure Document, the execution and delivery of this Agreement and the consummation of the Transaction have been duly authorized and approved by the requisite corporate authority of the Company and no other corporate proceedings on the part of the Company are necessary to approve and adopt this Agreement or to approve the consummation of the Transaction, including delivery of the Consideration. Except as specified on the Company Disclosure Document, this Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms.

4.4 Absence of Breach; No Consents. The execution,  delivery, and performance of
-----------------------------------
this Agreement, and the performance by the Company of its obligations created by this Agreement, do not (i) conflict with or result in a breach of any of the provisions of the Articles of Incorporation or Bylaws of the Company; (ii) contravene any law, ordinance, rule, or regulation of any state or political subdivision of either or of the United States (except for the HSR Act and compliance with regulatory or licensing laws all of which, to the extent applicable to the Company (and to the extent within the control of the Company), will be satisfied in all material respects prior to the Closing), or of any applicable foreign jurisdiction, or contravene any order, writ, judgment, injunction, decree, determination, or award of any court or other authority having jurisdiction, or cause the suspension or revocation of any authorization, consent, approval, or license, presently in effect, which affects or obligates, the Company or any of its material properties, except in any event when such contravention will not have a material adverse effect on the business, condition (financial or otherwise), operations or prospects of the Company, and will not have a material adverse effect on the validity of this Agreement or on the validity of the consummation the Transaction; (iii) conflict with or result in a material breach of or default pursuant to any material indenture or loan or credit agreement or any other material agreement or instrument to which the Company is a party or by which it may be affected or obligated; (iv) require the authorization, consent, approval, or license of any third party; or (v) constitute any reason for the loss or suspension of any permits, licenses, or other authorizations used in the business of the Company.

4.5 Brokers.  Except as specified in the Company Disclosure Document, no broker,
------------
finder, or investment banker is entitled to any brokerage, finder's, or other fee or commission in connection with this Agreement or the Transaction or any related transaction based upon any agreements, written or oral, made by or on behalf of the Company. The Company does not have any obligation to pay finder's or broker's fees or commissions in connection with the exercise of options to renew or extend real estate leases to which the Company is a party.

4.6 Financial Statements. The Company has heretofore delivered to BEVsystems the
-------------------------
following:

1.   The Company Audited Financial Statements;
2.   The Company Unaudited Financial Statements;
3.   The Company Disclosure Document;
4. All documents of the Company filed with the SEC within 4 years preceding the Effective Date.
5.   The Financial Statements of the Company's subsidiary; and
6.   The Audit Financial Statements of the Company's subsidiary

All of the historical financial statements contained in such documents were prepared from the books and records of the Company and the Company's subsidiary. The Company Audited Financial Statements and the Audited Financial Statements of the Company's subsidiary were prepared in accordance with GAAP, and fairly and accurately present the financial situation and condition of the Company and that subsidiary as at the dates and for the periods indicated. Without limiting the foregoing, at the date of the Company Balance Sheet, the Company owned each of the assets included in preparation of the Company Balance Sheet, and the valuation of such assets in the Company Balance Sheet is not more than their fair saleable value (on an item-by-item basis) at that date; and the Company had no Liabilities, other than those specified in the Company Balance Sheet, nor any Liabilities in amounts in excess of the amounts included for them in the Company Balance Sheet. Additionally, as of the date of the balance sheet of the Company's subsidiary, that subsidiary owned each of the assets included in the preparation of that balance sheet, and the valuation of those assets in that balance sheet is not more than their salable value (by an item by item basis) at that date; and that subsidiary has no Liabilities, other than those specified in the balance sheet of that subsidiary, nor any Liabilities in amounts in excess of the amounts included for them in that balance sheet. The Company Unaudited Financial Statements were prepared in a manner consistent with the basis of presentation used in the Company Audited Financial Statements, and fairly present the financial situation and condition of the Company as at and for the periods indicated, subject to normal year-end adjustments, none of which will be material. The Unaudited Financial Statements of the Company's subsidiary were prepared in a manner consistent with basis of presentation used in the Audited Financial Statements of that subsidiary, and fairly present the financial situation and condition of that subsidiary as at and for the periods indicated, subject to normal year end adjustments, none of which will be material. From the Effective Date through the Closing Date, the Company will continue to prepare financial statements on the same basis that it has done so in the past, and the Company will promptly deliver those financial statements to BEVsystems, and the foregoing representations and warranties will be applicable to each financial statement so prepared and delivered. From the Effective Date and through the Closing Date, the Company will cause its subsidiary to continue to prepare financial statements on the same basis that such subsidiary has done so in the past, and the Company will promptly deliver those financial statements to BEVsystems, and the foregoing representations and warranties will be applicable to each financial statement so prepared and delivered.

4.7 No Undisclosed Liabilities. The Company and the Company's subsidiary have no
-------------------------------
Liabilities which are not adequately presented or reserved against on the Company Balance Sheet, and the most recent balance sheet of that subsidiary, except Liabilities incurred since the date of the Company Balance Sheet and the most recent balance sheet of that subsidiary in the ordinary course of business and consistent with past practice. Without limiting the foregoing, (a) there are no unpaid leasehold improvements at any of the Company's' Facilities or locations for which the Company is or will be responsible, (b) there are no unpaid lease hold improvements at any of the Facilities of the Company's subsidiary or locations for which that subsidiary is or will be responsible, and
(c) there are no deferred rents due to lessors at or with respect to any of such Facilities or locations.

4.8 No Material  Adverse  Change,  Etc.  Since the dates of the Company  Balance
---------------------------------------
Sheet and the most recent balance sheet of the Company's subsidiary, other than as contemplated or caused by this Agreement, there has not been (i) any material adverse change in the business, condition (financial or otherwise), operations, or prospects of the Company or that subsidiary; (ii) any damage, destruction, or loss, whether covered by insurance or not, having a material adverse effect on the business, condition (financial or otherwise), operations or prospects of the Company or that subsidiary; (iii) any entry into or termination of any material commitment, contract, agreement, or transaction (including, without limitation, any material borrowing or capital expenditure or sale or other disposition of any material asset or assets) by or involving the Company or that subsidiary, other than this Agreement and agreements executed in the ordinary course of business; (iv) any redemption, repurchase, or other acquisition for value of its capital stock by the Company or that subsidiary, or any dividend or distribution declared, set aside, or paid on capital stock of the Company or that subsidiary;
(v) any transfer of or right granted pursuant to any material lease, license, agreement, patent, trademark, trade name, or copyright of the Company or that subsidiary ; (vi) any sale or other disposition of any asset of the Company or that subsidiary, or any mortgage, pledge, or imposition of any lien or other encumbrance on any asset of the Company or that subsidiary, other than in the ordinary course of business, or any agreement relating to any of the foregoing; of (vii) any default or breach by the Company or that subsidiary in any material respect pursuant to any contract, license or permit. Since the date of the Company Balance Sheet and the most recent balance sheet of the Company's subsidiary, the Company and the Company's subsidiary have conducted their businesses only in the ordinary and usual course, and, without limiting the foregoing, no changes have been made in (i) executive compensation amounts, (ii) the manner in which other employees of the Company or that subsidiary are compensated, (iii) supplemental benefits provided to any such executives or other employees, or (d) inventory amounts in relation to sales amounts, except, in any event, in the ordinary course of business and, in any event, without material adverse effect on the business, condition (financial or otherwise), operations, or prospects of the Company or that subsidiary.

4.9 Taxes.  The Company and the  Company's  subsidiary  have  properly  filed or
----------
caused to be filed all federal, state, local, and foreign income and other tax returns, reports, and declarations that are required by applicable law to be filed by them, and have paid, or made full and adequate provision for the payment of, all federal, state, local, and foreign income and other taxes properly due for the periods contemplated by such returns, reports, and declarations, except such taxes, if any, as are adequately reserved against in the Company Balance Sheet and the most recent balance sheet of that subsidiary.

4.10  Litigation.  Except as specified on the Company  Disclosure  Document,  no
-----------------
material investigation or review by any governmental entity with respect to the Company or the Company's subsidiary is pending or, to the best of the knowledge of the Company, threatened (other than inspections and reviews customarily made of businesses such as that of the Company), nor has any governmental entity indicated to the Company or the Company's subsidiary an intention to conduct the same. There is no action, litigation or proceeding pending or, to the best of the knowledge of the Company, threatened against or affecting the Company or the Company's subsidiary, at law or in equity, or before any federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality.

4.11 Employees, Etc. There are no collective bargaining,  bonus, profit sharing,
--------------------
compensation, or other plans, agreements, trust, funds, or arrangements maintained by the Company or the Company's subsidiary for the benefit of their directors, officers, or employees, and there are no employment, consulting, severance, or indemnification arrangements, agreements, or understandings between the Company or the Company's subsidiary, on the one hand, and any current or former directors, officers, or other employees (or Affiliates thereof) of the Company or the Company's subsidiary, on the other hand. Except as specified on the Company Disclosure Document, the Company and the Company's subsidiary are not, and following the Closing will not be, obligated by any express or implied contract or agreement to employ, directly or as a consultant or otherwise, any person for any specific period of time or until any specific age.

4.12  Compliance  With Laws.  The Company and the  Company's  subsidiary  are in
----------------------------
substantial compliance with all, and has received no notice of any violation of any, laws or regulations applicable to their operations, including, without limitation, the use of premises occupied by them, or with respect to which compliance is a condition of engaging in any aspect of the businesses of the Company and the Company's subsidiary, and the Company and the Company's subsidiary have all permits, licenses, zoning rights, and other governmental authorizations necessary to conduct their businesses as presently conducted.

4.13  Ownership  of  Assets.  Except  as  specified  on the  Company  Disclosure
----------------------------
Document, the Company and the Company's subsidiary have good, marketable, and insurable title to, or valid, effective, and continuing leasehold rights in the case of leased property, in all personal property owned or leased by them or used by them in the conduct of their businesses in such a manner as to create the appearance or reasonable expectation that such property is owned or leased by them, free and clear of all liens, claims, encumbrances, and charges, except liens for taxes not yet due and minor imperfections of title and encumbrances, if any, which singularly and in the aggregate are not substantial in amount and do not materially detract from the value of the property subject thereto or materially impair the use thereof. The Company and the Company's subsidiary do not know of any potential action by any person, and no proceedings with respect thereto have been instituted of which the Company or the Company's subsidiary has notice, that would materially affect the ability of the Company or the Company's subsidiary to use and to utilize each of such assets in their businesses. The Company and the Company's subsidiary have received no notices from any mortgagee regarding any properties leased by the Company or the Company's subsidiary.

4.14 Proprietary  Rights. The Company and the Company's  subsidiary possess full
-------------------------
and complete ownership of, or adequate and enforceable long-term licenses or other rights to use (without payment), all Proprietary Rights owned by or registered in the name of the Company or the Company's subsidiary or used in the business of the Company or the Company's subsidiary; the Company and that subsidiary have not received any notice of conflict which asserts the rights of other persons with respect thereto; and the Company and the Company's subsidiary have in all material respects performed all of the obligations required to be performed by them, and is not in default in any material respect, pursuant to any agreement relating to any Proprietary Right.

4.15 Subsidiaries, Etc. The Company has only one subsidiary, which is Proctopaug
-----------------------
Investments, Inc., a Florida corporation.

4.16 Trade Names. The Company  Disclosure  Document  identifies each trade name,
-----------------
fictitious business name, or other similar name pursuant to which the Company or the Company's subsidiary have conducted any part of the Company's' business or the business of the Company's subsidiary or in which the Company or that subsidiary has utilized any of the assets of the Company or that subsidiary during the 10 years preceding the Effective Date.

4.17 Employee Benefit Plans.
----------------------------

4.17.1 All  Pension  Plans and Welfare  Plans of the  Company and the  Company's
------
subsidiary have been administered in substantial compliance with their terms, ERISA and, where applicable, the Code. If applicable, the IRS has issued a favorable determination letter with respect to the qualification of each such Pension Plan and the exemption of any corresponding trust. A copy of the most recent determination letter for each Pension Plan, if any, has been furnished to BEVsystems, and nothing has occurred since the date of any such determination letter that could cause the relevant Pension Plan or trust to lose such qualification or exemption.

4.17.2 With respect to each Pension Plan and each Welfare Plan;  (i) there is no
------
fact, including, without limitation, any Reportable Event, that exists that would constitute a reason for termination of such Plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Plan, in each case as contemplated by ERISA; (ii) neither the Company, the Company's subsidiary, nor any fiduciary, trustee or administrator of any Pension Plan or Welfare Plan, has engaged in a Prohibited Transaction that could subject the Company or that subsidiary to any material tax or any material penalty imposed by ERISA or the Code; (iii) the Company and the Company's subsidiary have not incurred any material liability to the PBGC (other than for payment of premiums); and (iv) there is no material Accumulated Funding Deficiency with respect to any Pension Plan, whether or not waived.

4.17.3 There has been no Plan  Termination  that has occurred  during the 5 year
------
period ending on the Effective Date.

4.17.4  The  Company  and the  Company's  subsidiary  have no  knowledge  of any
------
material liability being incurred pursuant to Title IV of ERISA by the Company or that subsidiary with respect to any Pension Plan maintained by a trade or business (whether or not incorporated) which is under common control with, or part of a controlled group of corporations with, the Company, within the meaning of Section 414 subdivisions (b) and (c) of the Code.

4.17.5 No Welfare  Plan is funded with a trust or other  funding  method,  other
------
than insurance policies.

4.17.6  There has occurred no Complete  Withdrawal  or Partial  Withdrawal  with
------
respect to any Multiemployer Plan that could cause the Company or the Company's subsidiary to incur any material Liability pursuant to or as a result of ERISA, other than to the extent previously paid or fully provided for in the Company Balance Sheet and the most recent balance sheet of that subsidiary, and all payments required to be made to any such Plan by the Company and that subsidiary pursuant to any applicable collective bargaining agreements have been made.

4.18 Facilities.  The Facilities of the Company and the Company's subsidiary are
----------------
(as to physical plant and structure) structurally sound and none of those Facilities, nor any of the vehicles or other equipment used by the Company or that subsidiary in connection with their businesses, has any material defects and all of them are in all material respects in good operating condition and repair and are adequate for the uses to which they are utilized; none of those Facilities, vehicles or other equipment is in need of maintenance or repairs, except for ordinary, routine maintenance and repairs which are not material in nature or cost. The Company and the Company's subsidiary are not in breach, violation, or default of any lease with respect to or as a result of which the other party (whether lessor, lessee, sublessor, or sublessee) thereto has the right to terminate the same, and the Company or that subsidiary have not received notice of any claim or assertion that they are or may be in any such breach, violation, or default.

4.19  Accounts  Receivable.  All  accounts  receivable  of the  Company  and the
---------------------------
Company's subsidiary, whether or not specified in the Company Balance Sheet and the most recent balance sheet of that subsidiary, represent transactions in the ordinary course of business, and are current and collectible net of any reserves specified on the Company Balance Sheet and the most recent balance sheet of that subsidiary (which reserves are adequate and were calculated consistent with past practice).

4.20 Inventories.  All Inventories of the Company and the Company's  subsidiary,
-----------------
whether or not specified in the Company Balance Sheet and the most recent balance sheet of that subsidiary, are of a quality and quantity usable and saleable in the ordinary course of business, except for obsolete items and items of below-standard quality, all of which, in the aggregate, are immaterial in amount. Items included in such Inventories are specified on the books of the Company and that subsidiary have, and are valued on the Company Balance Sheet and the most recent balance sheet of that subsidiary, at the lower of cost or market and, in any event, at not greater than their net realizable value, on an item by item basis, after appropriate deduction for costs of completion, marketing costs, transportation expense, and allocation of overhead.

4.21  Contracts.  The  Company  Disclosure  Document  specifies  all  contracts,
----------------
agreements, or understandings, whether express or implied, written or verbal, to which the Company or the Company's subsidiary is a party. The Company Disclosure Document also specifies a brief summary of each such contract, agreement or understanding identified therein. Without in any respect limiting the foregoing, The Company Disclosure Document specifies a description of all leases of properties by the Company or the Company's subsidiary, including all amendments, supplements, extensions and modification thereof, identifying, inter alia, the date each such document was executed and its effective period. The Company and the Company's subsidiary are not a parties to any executory contract to sell or transfer any part of any leasehold interest of the Company or that subsidiary. True and accurate copies of all leases, and of all amendments, supplements, extensions, and modifications thereof, have heretofore been delivered to BEVsystems by the Company.

4.22 Accounts  Payable.  The accounts  payable  specified on the Company Balance
-----------------------
Sheet do, and those specified in the most recent balance sheet included in the Company Unaudited Financial Statements and the most recent balance sheet of the Company's subsidiary do, and those specified on the books of the Company and that subsidiary at the time of the Closing will, specify all amounts owed by the Company and that subsidiary in respect of trade accounts due and other Payables, and the actual Liabilities of the Company and that subsidiary in respect of such obligations were not, and will not be, on any of such dates, in excess of the amounts so specified on the balance sheets or the books and records of the Company and that subsidiary, as the case may be.

4.23 Labor Matters. There are no activities or controversies, including, without
-------------------
limitation, any labor organizing activities, election petitions or proceedings, proceedings preparatory thereto, unfair labor practice complaints, labor strikes, disputes, slowdowns, or work stoppages, pending or, to the best of the knowledge of the Company, threatened, among the Company or the Company's subsidiary and any of their employees.

4.24 Insurance. The Company and the Company's subsidiary have insurance policies
---------------
in full force and effect insuring their assets and such insurance policies provide for coverages which are usual and customary in the businesses of the Company and that subsidiary as to amount and scope, and are adequate to protect the assets of the Company and that subsidiary against any reasonably foreseeable risk of loss, including business interruption. The Company and the Company's subsidiary have not within the past three (3) years received any notice of cancellation of any insurance agreement affecting the assets of the Company or the Company's subsidiary.

4.25  Environmental  Matters and Title to and  Utilization  of Real  Properties.
--------------------------------------------------------------------------------
Except as disclosed in the Company Disclosure Document, the Company and the Company's subsidiary own fee simple, insured title to all real property owned by them and have the unfettered right to use the such real property, and the Company and that subsidiary are not aware of any claim, notice or threat to the effect that their right to own and use such real property is subject in any way to any challenge, claim, assertion of rights, proceedings toward condemnation or confiscation, in whole or in part, or is otherwise subject to challenge. Each parcel of real property owned or leased by the Company and the Company's subsidiary is free of any and all hazardous wastes, toxic substances or other types of contamination or matters of environmental concern in connection with any such property. The Company and the Company's subsidiary have, in conjunction with acquiring ownership of, or any leasehold interest in, real property, (a) caused an audit and examination to be made as to the existence of any hazardous wastes, toxic substances, or other types of contamination or matters of environmental concern affecting each such real property, which examination indicated that such real property is free of any such wastes, toxic substances or other types of contamination or matters of environmental concern, and the Company or the Company's subsidiary are not subject to any Liability resulting from or related to any such wastes, substances, contaminants or matters of environmental concern, and the Company has delivered a copy of the report of such audit and examination to BEVsystems; and (b) obtained an appropriate policy of title insurance insuring the interest of the Company and that subsidiary in such real property, which insurance policy was not subject to any exceptions not reasonably acceptable in the ordinary course of business, and a copy of which has been delivered by the Company to BEVsystems.

4.26 Full Disclosure. The documents,  certificates, and other writings furnished
---------------------
or to be furnished by or on behalf of the Company to BEVsystems pursuant to this Agreement, including, but not limited to, the Company Disclosure Document, taken together in the aggregate, do not and will not contain any untrue statement of a material fact, or omit to specify any material fact necessary to make the statements made, considering the circumstances pursuant to which they are made, not misleading.

4.27 Options,  Warrants and Other Rights and Agreements Affecting Capital Stock.
--------------------------------------------------------------------------------
Except as specified on the Company Disclosure Document, the Company and the Company's subsidiary have no authorized or outstanding options, warrants, calls, subscriptions, rights, convertible securities or other securities, as defined by the provisions of the Securities Act (collectively, "Company Derivative Securities"), or any commitments, agreements, arrangement or understandings of any manner or nature whatsoever obligating the Company or that subsidiary, in any event, to issue shares of capital stock or other securities or securities convertible into or evidencing the right to purchase shares of the capital stock or Company Derivative Securities. Neither the Company, the Company's subsidiary, nor any officer, director, or shareholder of the Company or that subsidiary is a party to any agreement, understanding, arrangement or commitment, or obligated by an provision which creates any rights in any person with respect to the authorization, issuance, voting, sale or transfer of any shares of capital stock or Company Derivative Securities.

4.28 Internal  Accounting  Controls.  The Company and the  Company's  subsidiary
------------------------------------
maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

4.29  Private  Offering.  The  issuance by the Company of the Subject  Shares is
------------------------
intended to be exempt from the registration and prospectus delivery requirements of the Securities Act. The Company and all persons acting on its behalf have not made, and will not make, offers or sales of any securities that might be integrated with issuance of the Subject Shares and which would disqualify the Company from relying on those exemptions from the registration and prospectus delivery requirements of the Securities Act specified by the provisions of
Section 4(2) of the  Securities  Act and Rule 506 of Regulation D and Regulation
S. Neither the Company, nor any person acting on its behalf, has directly or indirectly made any offers or sales in any security of the Company or solicited any offers to purchase any securities of the Company pursuant to circumstances that would cause the issuance of the Subject Shares, pursuant to this Agreement, to be integrated with prior offerings by the Company for the purposes of the Securities Act.

4.30  Evaluation  of Risks.  The Company has such  knowledge  and  experience in
---------------------------
business and financial matters that the Company is capable of evaluating the BEVsystems and the activities thereof, the risks and merits of the Transaction and of making an informed decision relating thereto; and the Company is not utilizing any other person regarding the evaluation of those risks and merits.

4.31 Questionable  Payments.  Neither the Company nor the Company's  subsidiary,
----------------------------
nor any director, officer, agent, employee, or other person associated with or acting on behalf of the Company or that subsidiary has, directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign and domestic political parties or campaigns, from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; established or maintained any unlawful or unrecorded fund of corporate monies or other assets; made any false or fictitious entry on the books or records of the Company or that subsidiary; made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment; given any favor or gift which is not deductible for federal income tax purposes; or made any bribe, or kickback, or other payment of a similar or comparable nature, whether lawful or not, to any person or entity, private, or public, regardless of form, whether in money, property, or services, to obtain favorable services, to obtain favorable treatment in securing business or to obtain special concessions, or to pay for favorable treatment for business secured or for special concessions already obtained.


                                   ARTICLES V

                             COVENANTS OF BEVSYSTEMS

BEVsystems hereby covenants with the Company the following:

5.1  Affirmative  Covenants.  From the Effective  Date through the Closing Date,
----------------------------
BEVsystems will take every action reasonably required of it to satisfy the conditions to Closing set forth in this Agreement and otherwise to ensure the prompt and expedient consummation of the Transaction substantially as contemplated by the provisions of this Agreement, and will exert all reasonable efforts to cause the Transaction to be consummated; provided, however that in all instances the representations and warranties of the Company in this Agreement are and remain true and accurate and that the covenants and agreements of the Company in this Agreement are performed and that the conditions to the obligations of BEVsystems set forth in this Agreement are not incapable of satisfaction and subject, at all times, to the right and ability of the directors of BEVsystems to satisfy their fiduciary obligations.

5.2 Access and  Information.  BEVsystems shall provide to the Company and to the
----------------------------
Company's' accountants, counsel and other representatives reasonable access during normal business hours during the period prior to the Closing to all of its properties, books, contracts, commitments, records (including, but not limited to, tax returns), and personnel, and, during such period, BEVsystems shall furnish promptly to the Company (i) all written communications to its directors or to its shareholders generally, (ii) internal monthly financial statements when and as available, and (iii) all other information concerning its business, properties, and personnel as the Company may request, but no investigation pursuant to this section shall affect any representations or warranties of BEVsystems, or the conditions to the obligations of the Company to consummate the Transaction. In the event of the termination of this Agreement, BEVsystems will, and will cause its representatives to, deliver to the Company or destroy all documents, work papers, and other material, and all copies thereof, obtained by BEVsystems or on its behalf from the Company as a result of this Agreement or in connection with this Agreement, whether so obtained before or after the execution of this Agreement, and BEVsystems will hold in confidence all confidential information, that has been designated as such by the Company in writing or by appropriate and obvious notation, and will not use any such confidential information, except in connection with the Transaction, until such time as such information is otherwise publicly available. BEVsystems and its representatives shall assert their rights pursuant to this Agreement in such manner as to minimize interference with the business of the Company.

5.3  Cooperation.  BEVsystems  shall cooperate with the Company and its counsel,
-----------------
accountants and agents in every way in consummating the Transaction and in delivering all documents and instruments deemed reasonably necessary or useful by counsel to the Company.

5.4  No  Solicitation.  BEVsystems,  and  those  acting  on  behalf  of  any  of
----------------------
BEVsystems, will not, and BEVsystems will use its best efforts to cause its officers, employees, agents, and representatives (including any investment banker) not, directly or indirectly, to solicit, encourage, or initiate any discussions with, or negotiate or otherwise deal with, or provide any information to, any person other than the Company and its officers, employees, and agents, concerning any merger, sale of substantial assets, or similar transaction involving BEVsystems or division of BEVsystems or any sale of any of its capital stock or division of BEVsystems. BEVsystems will notify the Company immediately upon receipt of any inquiry, offer or proposal relating to any of the foregoing. None of the foregoing shall prohibit providing information to other persons in a manner in keeping with the ordinary conduct of BEVsystems' business, or providing information to government authorities.

5.5 Conduct of Business  Pending  the Closing of the  Transaction.  Prior to the
------------------------------------------------------------------
consummation of the Transaction or the termination of this Agreement pursuant to its terms, unless the Company shall otherwise consent in writing, and except as otherwise contemplated by this Agreement, BEVsystems will comply with each of the following:

(1) The business of BEVsystems shall be conducted only in the ordinary and usual course, BEVsystems shall use reasonable efforts to keep intact its business organization and goodwill, keep available the services of its officers and employees and maintain good relationships with suppliers, lenders, creditors, distributors, employees, customers, and other persons having business or financial relationships with BEVsystems, and BEVsystems shall immediately notify the Company of any event or occurrence or emergency material to, and not in the ordinary and usual course of business of, BEVsystems.

(2) BEVsystems shall not (a) amend its Articles of Incorporation (or similar charter document) or Bylaws (or similar governing document), or (b) split, combine, or reclassify any of its outstanding securities or declare, set aside, or pay any dividend or other distribution on or make or agree or commit to make any exchange for or redemption of any such securities payable in cash, stock, or property.

(3) BEVsystems shall not (a) issue or agree to issue any additional shares of, or rights of any kind to acquire any shares of, its capital stock of any class, or (b) enter into any contract, agreement, commitment, or arrangement with respect to any of the foregoing.

(4) BEVsystems shall not create, incur, or assume any long-term or short-term indebtedness for money borrowed or make any capital expenditures or commitment for capital expenditures, except in the ordinary course of business and consistent with past practice.

(5)  BEVsystems   shall  not  (a)  adopt,   enter  into,  or  amend  any  bonus,
profit-sharing, compensation, stock option, warrant, pension, retirement, deferred compensation, employment, severance, termination, or other employee benefit plan, agreement, trust fund, or arrangement for the benefit or welfare of any officer, director or employee; or (b) agree to any material (in relation to historical compensation) increase in the compensation payable or to become payable to, or any increase in the contractual term of employment of, any officer, director, or employee, except, with respect to employees who are not officers or directors, in the ordinary course of business in accordance with past practice.

(6) BEVsystems shall not sell, lease, mortgage, encumber, or otherwise dispose of or grant any interest in any of BEVsystems' assets or properties, except for sales, encumbrances, and other dispositions or grants in the ordinary course of business and consistent with past practice and except for liens for taxes not yet due or liens or encumbrances that are not material in amount or effect and do not impair the use of BEVsystems' property, or as specifically provided for or permitted in this Agreement.

(7) BEVsystems shall not enter into, or terminate, any material contract, agreement, commitment, or understanding.

(8) BEVsystems shall not enter into any agreement, commitment, or understanding, whether in writing or otherwise, with respect to any of the matters referred to in Paragraphs (1) through (7), inclusive, of this section.

(9) BEVsystems will continue to file properly and promptly when due all federal, state, local, foreign and other tax returns, reports, and declarations required to be filed by BEVsystems and will pay, or make full and adequate provision for the payment of, all taxes and governmental charges due from or payable by BEVsystems.

(10) BEVsystems will comply with all laws and regulations applicable to BEVsystems and BEVsystems' operations.

(11) BEVsystems will maintain in full force and effect insurance coverage of a type and amount customary in its business, but not less than that presently in effect.

5.6  Expenses.  Whether or not the  Transaction  is  consummated,  all costs and
--------------
expenses incurred by BEVsystems in connection with this Agreement and the Transaction shall be paid by BEVsystems.

5.7  Publicity.  Prior to the Closing any written  news  releases by  BEVsystems
---------------
pertaining to this Agreement or the Transaction shall be submitted to the Company for review and approval prior to release by BEVsystems, and shall be released only in a form approved by the Company; provided, however, that such review and approval shall not be required of releases by BEVsystems if prior review and approval would prevent the timely and accurate dissemination of such press release as required to comply, in the judgment of counsel, with any applicable law, rule or policy.

5.8 Updating of  BEVsystems  Disclosure  Document.  BEVsystems  shall notify the
--------------------------------------------------
Company of any changes, additions or events which may cause any change in or addition to the BEVsystems Disclosure Agreement promptly after the occurrence of the same and at the Closing by the delivery of appropriate updates to the BEVsystems Disclosure Document. No notification made pursuant to this section shall be deemed to cure any breach of any representation or warranty made in this Agreement, unless the Company specifically agrees thereto in writing nor shall any such notification be considered to constitute or result in a waiver by the Company of any condition set forth in this Agreement.

5.9 Indemnification For Brokerage Fees. In addition to any other indemnification
---------------------------------------
contemplated by the provisions of this Agreement, if any person shall assert against the Company a claim to a fee, commission, or other compensation on account of alleged performance of services as a broker of finder for or on behalf of BEVsystems, in connection with or as a result of the Transaction, BEVsystems shall (subject to next sentence) indemnify and hold the Company and the Company's Affiliates, officers, directors, employees, accountants, auditors, attorneys, partners, agents and other representatives harmless from and against any and all losses, liabilities, claims, damages, and expenses whatsoever as and when incurred resulting from, based upon or in connection with such claim by such person, and BEVsystems shall, at its expense, defend, any and all lawsuits, actions, proceedings (formal or informal), or investigations involving any such claim that may at any time be brought against the Company and satisfy promptly any settlement or judgment resulting therefrom; but, if BEVsystems fails to defend any such lawsuit, action, proceeding, or investigation in a timely manner, the Company shall have the right to defend and settle the same and pay any judgment or settlement pertaining thereto, as the Company may reasonably deem appropriate, at the cost of BEVsystems. If, however, it is ultimately determined in any suit, action, or proceeding (in which the Company was provided the opportunity to have its counsel participate in the defense) that the Company is solely responsible for any compensation due and payable to such broker or finder or such services were performed solely for the Company, BEVsystems shall not be responsible pursuant to this section and amounts therefor paid by BEVsystems because of this section shall be reimbursed by the Company.

5.10  Information   Furnished  Regarding  SB-2.  The  information   provided  by
-----------------------------------------------
BEVsystems specifically for inclusion in the Form SB-2 or any amendments or supplement thereto, at the time that the SB-2 Form is filed or becomes effective, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, considering the circumstances pursuant to which those statements were made, not misleading.


                                   ARTICLE VI

                            COVENANTS OF THE COMPANY

The Company, for itself and for and on behalf of its subsidiary, covenants with BEVsystems and the Sellers as follows:

6.1 Affirmative Covenants. From the Effective Date through the Closing Date, the
--------------------------
Company will take every action reasonably required of it to satisfy the conditions to Closing set forth in this Agreement and otherwise to ensure the prompt and expedient consummation of the Transaction substantially as contemplated by the provisions of this Agreement, and will exert all reasonable efforts to cause the Transaction to be consummated; provided however, that in all instances representations and warranties of BEVsystems in this Agreement are and remain true and accurate and that the covenants and agreements of BEVsystems in this Agreement are performed and that the conditions to the obligations of the Company set forth in this Agreement are not incapable of satisfaction and subject, at all times, to the right and ability of the directors of the Company to satisfy their fiduciary obligations.

6.2 Access and  Information.  The Company  shall  provide to  BEVsystems  and to
----------------------------
BEVsystems' accountants, counsel and other representatives reasonable access during normal business hours during the period prior to the Closing to all of the properties, books, contracts, commitments, records (including, but not limited to, tax returns) of the Company and the Company's subsidiary, and personnel,  and,  during such  period,  the Company  shall  furnish  promptly to
BEVsystems (i) all written communications to its directors or to its shareholders generally, (ii) internal monthly financial statements when and as available, and (iii) all other information concerning the business, properties, and personnel of the Company and the Company's subsidiary as BEVsystems may request, but no investigation pursuant to this section shall affect any representations or warranties of the Company, or the conditions to the obligations of BEVsystems to consummate the Transaction specified in this Agreement. In the event of the termination of this Agreement, the Company will, and will cause its representatives to, deliver to BEVsystems or destroy all documents, work papers, and other material, and all copies thereof, obtained by the Company or on its behalf from BEVsystems as a result of this Agreement or in connection with this Agreement, whether so obtained before or after the execution of this Agreement, and the Company will hold in confidence all confidential information, that has been designated as such by BEVsystems in writing or by appropriate and obvious notation, and will not use any such confidential information, except in connection with the Transaction, until such time as such information is otherwise publicly available. The Company and its representatives shall assert their rights pursuant to this Agreement in such manner as to minimize interference with the business of BEVsystems.

6.3  Cooperation.  The Company shall  cooperate with BEVsystems and its counsel,
-----------------
accountants and agents in every way in consummating the Transaction and in delivering all documents and instruments deemed reasonably necessary or useful by counsel to BEVsystems.

6.4 No  Solicitation.  The  Company,  and  those  acting on behalf of any of the
---------------------
Company, will not, and the Company will use its best efforts to cause its officers, employees, agents, and representatives (including any investment banker) not, directly or indirectly, to solicit, encourage, or initiate any discussions with, or negotiate or otherwise deal with, or provide any information to, any person other than BEVsystems and its officers, employees, and agents, concerning any merger, sale of substantial assets, or similar transaction involving the Company or division of the Company or any sale of any of its capital stock or division of the Company. The Company will notify BEVsystems immediately upon receipt of any inquiry, offer or proposal relating to any of the foregoing. None of the foregoing shall prohibit providing information to others in a manner in keeping with the ordinary conduct of the Company's business, or providing information to government authorities.

6.5 Conduct of Business  Pending  the Closing of the  Transaction.  Prior to the
------------------------------------------------------------------
consummation of the Transaction or the termination of this Agreement pursuant to its terms, unless BEVsystems shall otherwise consent in writing, and except as otherwise contemplated by this Agreement, the Company and the Company's subsidiary will comply with each of the following:

(1) The businesses of the Company and the Company's subsidiary shall be conducted only in the ordinary and usual course, the Company and the Company's subsidiary shall use reasonable efforts to use reasonable efforts to keep intact their business organization and goodwill, keep available the services of their officers and employees and maintain good relationships with suppliers, lenders, creditors, distributors, employees, customers, and other persons having business or financial relationships with the Company and the Company's subsidiary, and the Company shall immediately notify BEVsystems of any event or occurrence or emergency material to, and not in the ordinary and usual course of business of, the Company or the Company's subsidiary.

(2) Except for the Reverse Stock Split, the Company and the Company's subsidiary shall not (a) amend their Articles of Incorporation (or similar charter document) or Bylaws (or similar governing document), or (b) split, combine, or reclassify any of their outstanding securities or declare, set aside, or pay any dividend or other distribution on or make or agree or commit to make any exchange for or redemption of any such securities payable in cash, stock, or property.

(3) Except for the Reverse Stock Split, the Company and the Company's subsidiary shall not (a) issue or agree to issue any additional shares of, or rights of any kind to acquire any shares of, their capital stock of any class, or (b) enter into any contract, agreement, commitment, or arrangement with respect to any of the foregoing.

(4) The Company and the Company's subsidiary shall not create, incur, or assume any long-term or short-term indebtedness for money borrowed or make any capital expenditures or commitment for capital expenditures, except in the ordinary course of business and consistent with past practice.

(5) The Company and the Company's subsidiary shall not (a) adopt, enter into, or amend any bonus, profit-sharing, compensation, stock option, warrant, pension, retirement, deferred compensation, employment, severance, termination, or other employee benefit plan, agreement, trust fund, or arrangement for the benefit or welfare of any officer, director or employee; or (b) agree to any material (in relation to historical compensation) increase in the compensation payable or to become payable to, or any increase in the contractual term of employment of, any officer, director, or employee, except, with respect to employees who are not officers or directors, in the ordinary course of business in accordance with past practice.

(6) The Company and the Company's subsidiary shall not sell, lease, mortgage, encumber, or otherwise dispose of or grant any interest in any of their assets or properties, except for sales, encumbrances, and other dispositions or grants in the ordinary course of business and consistent with past practice and except for liens for taxes not yet due or liens or encumbrances that are not material in amount or effect and do not impair the use of their property, or as specifically provided for or permitted in this Agreement.

(7) The Company and the Company's subsidiary shall not enter into, or terminate, any material contract, agreement, commitment, or understanding.

(8) The Company and the Company's subsidiary shall not enter into any agreement, commitment, or understanding, whether in writing or otherwise, with respect to any of the matters referred to in Paragraphs (1) through (7), inclusive, of this section.

(9) The Company and the Company's subsidiary will continue promptly and properly to file when due all federal, state, local, foreign and other tax returns, reports, and declarations required to be filed by the Company or that subsidiary, and will pay, or make full and adequate provision for the payment of, all taxes and governmental charges due from or payable by the Company or the Company's subsidiary.

(10) The Company and the Company's subsidiary will comply with all laws and regulations applicable to the Company or the Company's subsidiary and their operations.

(11) The Company and the Company's subsidiary will maintain in full force and effect insurance coverage of a type and amount customary in their businesses, but not less than that presently in effect.

6.6  Expenses.  Whether or not the  Transaction  in  consummated,  all costs and
--------------
expenses incurred by the Company in connection with this Agreement and the Transaction shall be paid by the Company.

6.7  Publicity.  Prior to the Closing,  any written news releases by the Company
---------------
pertaining to this Agreement or the Transaction shall be submitted to BEVsystems for review and approval prior to release by the Company, and shall be released only in a form approved by BEVsystems; provided, however, that (i) such approval shall not be unreasonably withheld and (ii) such review and approval shall not be required of releases by the Company, if prior review and approval would prevent the timely and accurate dissemination of such press release as required to comply, in the judgment of counsel, with any applicable law, rule, or policy.

6.8 Updating of Company Disclosure Document. The Company shall notify BEVsystems
--------------------------------------------
of any changes, additions, or events which may cause any change in or addition to the Company Disclosure Document promptly after the occurrence of the same and again at the Closing by delivery of appropriate updates to the Company Disclosure Agreement. No such notification made pursuant to this section shall be deemed to cure any breach of any representation or warranty made in this Agreement, unless BEVsystems and the Sellers specifically agree thereto in writing nor shall any such modification be considered to constitute or result in a waiver by BEVsystems or any of the Sellers of any condition specified in this Agreement.

6.9 Registration  Statement. a. The Company shall, as soon practicable after the
----------------------------
Closing, prepare and file with the SEC a Registration Statement on Form SB-2 ("Form SB-2") pursuant to the Securities Act, with respect to the (i) Subject Shares and (ii) constituent securities to be issued pursuant to all of the Company Derivative Securities. The Company shall cause the Form SB-2 to comply as to form in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the rules and regulations promulgated pursuant thereto. The Company shall use all reasonable efforts to cause the Form SB-2 to be declared effective by the SEC as promptly as practicable. The Company shall use its best efforts to obtain, on or prior to the effective date of the Form SB-2, all necessary state securities law or "Blue Sky" permits or approvals required to enable the (i) shareholders of this Company holding shares of the Company's common stock which are restricted securities and (ii) recipients of the constituent securities to be issued pursuant to all of the Company Derivative Securities to distribute their shares of common stock issued by the Company.

b. The Form SB-2 and each amendment or supplement thereto, at the time it is filed or becomes effective, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, considering the circumstances pursuant to which they were made, not misleading; provided, however, that the foregoing shall not apply to the extent that any such untrue statement of a material fact or omission to state a material fact was made by the Company in reliance upon and in conformity with written information concerning BEVsystems furnished by BEVsystems to the Company specifically for use in the Form SB-2.

c. The Company will inform its shareholders and the holders of the Company Derivative Securities, promptly after the Company receives notice thereof, of the time when the Form SB-2 has become effective or any supplement or amendment has been filed, the issuance of any stop order, the suspension of the effectiveness of the Form SB-2 or the suspension of qualification by any state securities regulator in any jurisdiction, or any request by the SEC for amendment of the Form SB-2 or comments thereon and responses thereto or requests by the SEC or any state securities regulator for additional information.

6.10 Stop Transfer Orders;  Suspension of  Qualification.  The Company shall not
---------------------------------------------------------
make any notation on its records or give instructions to any transfer agent of the Company, which enlarge the restrictions regarding transfer of the Company's securities imposed by law. The Company will inform its shareholders, promptly after the Company receives notice of issuance by the SEC, any state securities commission or any other regulatory authority, of any stop order or of any order preventing or suspending the use of any offering of any securities of the Company, or of the suspension of the qualification of the Subject Shares for distribution or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

6.11 Filing and  Furnishing  of  Information.  The Company shall file timely (or
---------------------------------------------
obtain extensions in respect thereof and file within the applicable extension period) all reports required to be filed by the Company after the (i) Effective Date and (ii) before the Closing Date pursuant to Section 13(a) or 15(d) of the Exchange Act and to furnish BEVsystems promptly with true and complete copies of all such reports. Upon the request of BEVsystems, the Company shall deliver BEVsystems a written certification of a duly authorized officer of the Company as to whether the Company has complied with such requirements.

6.12 Form D; Blue Sky Laws.  The Company shall file a Form D with respect to the
---------------------------
Subject Shares as required pursuant to Regulation D. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Subject Shares for, or obtain exemption for the Subject Shares for, issuance to shareholders of BEVsystems at the Closing pursuant to this Agreement pursuant to applicable securities or "Blue Sky" laws of the states of the United States, and shall provide to BEVsystems evidence of any such action so taken on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Subject Shares required pursuant to applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date.

6.13  Integration.  The Company shall not sell, offer for sale or solicit offers
------------------
to purchase or  otherwise  negotiate  in respect of any  security (as defined in

Section 2 of the Securities Act) that would be integrated with the issuance of the Subject Shares in a manner that would require the registration, pursuant to the Securities Act, of the issuance of any or all of the Subject Shares.

6.14 Transfer Restrictions.  If the shareholders of the Company should decide to
---------------------------
dispose of any of the Subject Shares, the Company will inform its shareholders that they may do so only pursuant to an effective registration statement pursuant to the Securities Act (such as the SB-2) of the Company or pursuant to an available exemption from the registration and prospectus delivery requirements of the Securities Act. In connection with any transfer of any Subject Shares, other than pursuant to an effective registration statement filed by the Company, the Company may require the transferor thereof to provide to the Company a written opinion of counsel, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred securities pursuant to the Securities Act, which opinion shall be delivered by counsel for the Company.

There shall be imprinted, during such time as is required, of the following legend on the certificates evidencing and representing the Subject Shares:

(begin boldface)
          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.
(end boldface)

6.15 Reverse  Stock Split.  No later than the Closing Date,  the Company  shall,
--------------------------
conditioned upon the approval of the Company's shareholders, cause to occur the Reverse Stock Split, pursuant to which every 10 shares of issued and outstanding common stock of the Company shall be exchanged for one share of the Company's common stock; provided, however, that, in lieu of fractional shares, the Company shall pay each holder of the Company's common stock entitled to a fractional share, as a result of the Reverse Stock Split, an amount of cash (without interest) equal to the proportionate market value of that fractional share, which market value shall be the average of the last Bid price and last Asked price quoted on the Bulletin Board on the day immediately preceding the Closing Date. If, on the Closing Date, the price of the Company's common stock quoted on the Bulletin Board is 80% or less than the price at which such common stock would have traded if the Reverse Stock Split had been completed and consummated on November 16, 2001, the Company will issue or cause to be issued to the holders of BEVsystems' common stock, in addition to those 30,432,410 shares of the Company's common stock contemplated by the provisions of Section 2.1 of this Agreement, an additional 3,992,260 shares of the Company's common stock.

6.16 Removal of Liens and Settlement of Controversy.  Prior to the Closing Date,
----------------------------------------------------
on an as needed basis, Cifers, for and on behalf of the Company, shall resolve and settle those claims and controversies against the Company which have resulted in liens and encumbrances against the Company's Facilities in the collective, total amount of approximately $315,000.00. Cifers may resolve those controversies using cash or a convertible note executed by and delivered by the Company, or any combination thereof. Any such convertible note shall not accrue interest in excess of 10.5% per annum and may be convertible at the holder's option, in lieu of cash payment, for shares of the Company's common stock at a conversion price of $.375 per share after the Reverse Stock Split. In that regard, in an effort to resolve and settle those controversies, the Company has signed and delivered such a convertible promissory note, and the Company has granted and issued to the holder of such convertible note warrants to purchase 180,000 shares of the Company's common stock exercisable at a price of $.75 per share after the Reverse Stock Split.

6.17  Issuance and delivery of the  Consideration.  On the Closing,  the Company
--------------------------------------------------
shall issue or cause to be issued certificates evidencing and representing the Subject Shares.

6.18   Indemnification   For   Brokerage   Fees.   In   addition  to  any  other
------------------------------------------------
indemnification contemplated by the provisions of this Agreement, if any person shall assert against BEVsystems a claim to a fee, commission, or other compensation because of or resulting from alleged performance of services as a broker of finder for or on behalf of the Company, in connection with or as a result of the Transaction, the Company shall (subject to next sentence) indemnify and hold BEVsystems and BEVsystems' Affiliates, officers, directors, employees, accountants, auditors, attorneys, partners, agents and other representatives harmless from and against any and all losses, liabilities, claims, damages, and expenses whatsoever as and when incurred resulting from, based upon or in connection with such claim by such person, and the Company shall, at its expense, defend, any and all lawsuits, actions, proceedings (formal or informal), or investigations involving any such claim that may at any time be brought against BEVsystems and satisfy promptly any settlement or judgment resulting therefrom; but, if the Company fails to defend any such lawsuit, action, proceeding, or investigation in a timely manner, BEVsystems shall have the right to defend and settle the same and pay any judgment or settlement pertaining thereto, as BEVsystems may reasonably deem appropriate, at the cost of the Company. If, however, it is ultimately determined in any suit, action, or proceeding (in which BEVsystems was provided the opportunity to have its counsel participate in the defense) that BEVsystems is solely responsible for any compensation due and payable to such broker or finder or such services were performed solely for BEVsystems, the Company shall not be responsible pursuant to this section and amounts therefor paid by the Company because of this section shall be reimbursed by BEVsystems.

6.19  Availability  of Offer.  The  Company  confirms  that the  benefits of the
-----------------------------
Transaction are intended to be available to all shareholders of BEVsystems, and that no such shareholder is intended to be excluded from participation in the benefits of the Transaction.


                                   ARTICLE VII

                              CONDITIONS TO CLOSING

7.1  Conditions to Obligation of the Sellers.  The  obligation of the Sellers to
---------------------------------------------
close the Transaction shall be subject to the performance at or prior to the Closing of the following conditions, unless the Sellers shall, by a majority in interest of the Sellers, waive such fulfillment in writing:

(1) This Agreement and the Transaction shall have received all approvals, consents, authorizations, and waivers from governmental and other regulatory agencies and other third parties (including lenders, holders of debt securities and lessors) required to consummate the Transaction.

(2) There shall not be in effect a preliminary or permanent injunction or other order by any federal or state court which prohibits the consummation of the Transaction.

(3) The Company shall have performed in all material respects each of its agreements and obligations specified in this Agreement and required to be performed on or prior to the Closing and shall have complied with all material requirements, rules, and regulations of all regulatory authorities having jurisdiction relating to the Transaction.

(4) No material adverse change shall, in the judgment of a majority in interest of the Sellers, have taken place in the business condition (financial or otherwise), operations, or prospects of the Company since the Effective Date, other than those, if any, that result from the changes permitted by the Transaction and the provisions of this Agreement.

(5) The representations and warranties of the Company set forth in this Agreement shall be true in all material respects as of the Effective Date and, except in such respects as, in the judgment of a majority of interest of the Sellers, do not materially and adversely affect the business, condition (financial or otherwise), operations, or prospects of the Company as of the Closing Date, as if those representations and warranties were made as of the Closing Date.

(6) The Sellers shall have received from the Company an officers' certificate, executed by the Chief Executive Officer and Chief Financial Officer of the Company (in their capacities as such), dated the Closing Date, as to the satisfaction of the conditions in Paragraphs (3), (4), and (5) of this section.

7.2  Conditions to Obligation of the Company.  The  obligation of the Company to
---------------------------------------------
close the Transaction shall be subject to the performance at or prior to the Closing of the following conditions, unless the Company shall waive such fulfillment in writing:

(1) This Agreement and the Transaction shall have received all approvals, consents, authorizations, and waivers from governmental and other regulatory agencies and other third parties (including lenders, holders of debt securities and lessors) required by law to consummate the Transaction.

(2) There shall not be in effect a preliminary or permanent injunction or other order by any federal or state authority which prohibits the consummation of the Transaction.

(3) BEVsystems and the Sellers shall have performed in all material respects their agreements and obligations specified in this Agreement required to be performed on or prior to the Closing and shall have complied with all material requirements, rules, and regulations of all regulatory authorities having jurisdiction relating to the Transaction.

(4) No material adverse change shall, in the reasonable judgment of the Company, have taken place in the business, conditioned (financial or otherwise)
operations or prospects of BEVsystems since the Effective Date, other than those, if any, that result from changes permitted by the Transaction and the provisions of this Agreement.

(5) The representations and warranties of BEVsystems set forth in this Agreement shall be true in all material respects as of the Effective Date and, except in such respects as, in the reasonable judgment of the Company, do not materially and adversely affect the business, condition (financial or otherwise), operations, or prospects of BEVsystems as of the Closing Date as if those representations and warranties were made as of the Closing Date.

(6) The Company shall have received from BEVsystems an officers' certificate, executed by the Chief Financial Officer and the Chief Executive Officer of BEVsystems (in their capacities as such), dated the Closing Date, as to the satisfaction of the conditions of Paragraphs (3), (4) and (5) of this section.


                                  ARTICLE VIII

                           SUBJECT SHARES AND SELLERS

8.1  Sellers'  Ownership  Representations.  Each of the Sellers  represents  and
------------------------------------------
warrants to the Company, severally and not jointly, that (i) he, she, or it owns the shares of common stock of BEVsystems set forth opposite, his, her, or its name on the respective signature page of this Agreement, to be delivered to the Company at the Closing pursuant to the terms of this Agreement, free and clear of any and all liens, claims, encumbrances, and rights of others; and (ii) he, she, or it is fully and freely authorized and entitled to sell, transfer, assign, deliver, set over, and convey to the Company free and clear title to those shares, without any further approval or authorization being required.

8.2 Non  Registration  of  Subject  Shares.  The  Sellers,  and  each  of  them,
-------------------------------------------
understand and acknowledge that the Subject Shares will be issued without Registration in a transaction not involving a public offering and a transaction in which all recipients are not U.S. persons and that those transactions are exempt from Registration pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D and Regulation S.

8.3 Investment Representation.  The covenant of the Company specified in Section
------------------------------
6.9 of this Agreement regarding the preparation and filing of the Form SB-2 notwithstanding, each of the Sellers, severally and not jointly, represents and confirms to the Company that he, she, or it (i) is accredited investor within the meaning of Rule 501(a) of Regulation D promulgated pursuant to the Securities Act, and such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an acquisition of the Subject Shares (ii) is aware of the restriction regarding resale imposed upon the Subject Shares because of the nature of the Transaction; and (iii) will receive and accept at the Closing the Subject Shares for investment, and without any intention to sell, transfer, or otherwise distribute the Subject Shares acquired by that Seller in any manner that is in violation of the Securities Act. The certificates evidencing and representing the Subject Shares, when delivered to the Sellers at the Closing, may have appropriate orders restricting transfer placed against them on the records of the transfer agent for the Company and may have placed upon them the legend specified by the provisions of
Section 6.14 of this Agreement. Each Seller agrees not to attempt any transfer of any his, hers or its Subject Shares without first complying with the substance of that legend and agrees that satisfaction of the Company may, if the Company, in its discretion, so requests, depend in part upon (i) an opinion of counsel acceptable in form and substance to the Company, (ii) a no-action letter of the SEC, or (iii) equivalent evidence.


                                   ARTICLE IX

                                   TERMINATION

This  Agreement and the  Transaction  may be terminated at any time prior to the
Closing:

(1) By mutual consent of BEVsystems and the Sellers, on the one hand, and the Company, on the other hand; or

(2) By either BEVsystems and the Sellers, on the one hand, or the Company, on the other hand, upon written notice to the other, if the conditions to such party's obligations to consummate the Transaction, in the case of the Sellers, as specified in Section 7.1 of this Agreement, or, in the case of the Company, as provided in Section 7.2 of this Agreement, were not, or cannot reasonably be, satisfied on or before June 1, 2002, unless the failure of condition is the result of the material breach of this Agreement by the party to this Agreement seeking to terminate this Agreement.


                                    ARTICLE X

                                 INDEMNIFICATION

10.1 Indemnification by the Company. The Company shall indemnify,  save and hold
------------------------------------
harmless the Sellers, BEVsystems and their Affiliates, officers, employees, directors, accountants, auditors, attorneys, partners, agents, and other representatives from and against any and all costs, losses (including, without limitation, diminution in value), liabilities, damages, lawsuits, deficiencies, adverse claims, taxes and expenses (whether or not resulting from third-party claims), including, without limitation, interest, penalties, reasonable attorneys' fees and all amounts paid in investigation, defense or settlement of any of the foregoing (collectively, "Damages"), incurred in connection with or resulting from any breach of any covenant or warranty, or the inaccuracy of any representation made by the Company in or pursuant to this Agreement.

10.2  Indemnification by BEVsystems.  BEVsystems shall indemnify,  save and hold
------------------------------------
harmless the Company, and the Company's Affiliates, officers, employees, directors, accountants, auditors, attorneys, partners, agents and other representatives, from and against any and all Damages incurred in connection with or arising out of or resulting from any breach of any covenant or warranty, or the inaccuracy of any representation, made by BEVsystems in or pursuant to this Agreement.

10.3 Defense of  Third-Party  Claims.  If any lawsuit or  enforcement  action is
-------------------------------------
filed against any party entitled to the benefit of indemnification pursuant to this Article X, written notice thereof shall be given to the indemnifying party as promptly as practicable (and in any event no later than fifteen (15) days after the service of the citation or summons); provided, however, that the failure of any indemnified party to give timely notice shall not affect the rights to indemnification contemplated by this Article IX, except to the extent that the indemnifying party demonstrates actual damage caused by such failure. After such notice, if the indemnifying party shall acknowledge in writing to the indemnified party that the indemnifying party shall be obligated pursuant to the terms of its indemnification pursuant to this Article X in connection with such lawsuit or action, then the indemnifying party shall be entitled, if such party so decides, to take control of the defense and investigation of such lawsuit or action and to employ and engage attorneys of its own choice to handle and defend the same, at the indemnifying party's cost, risk and expense; provided, however, that the indemnifying party and its counsel shall proceed with diligence and in good faith with respect thereto. The indemnified party shall cooperate in all reasonable respects with the indemnifying party and such attorneys in the investigation, trial and defense of such lawsuit or action and any appeal resulting therefrom; provided, however, that the indemnified party may, at its own cost, participate in the investigation, trial and defense of such lawsuit or action and any appeal resulting therefrom.


                                   ARTICLE XI

                               GENERAL PROVISIONS

11.1. Notices. Any notice,  direction or instruction required or permitted to be
--------------
given pursuant to this Agreement shall be given in writing by (a) telegram, facsimile transmission or similar method, if confirmed by mail as provided in this Agreement, (b) by mail, if mailed postage prepaid, by certified mail, return receipt requested; or (iii) hand delivery to any party to this Agreement at the address of such party specified below. If given by telegram or facsimile transmission or similar method or by hand delivery, such notice, direction or instruction shall be deemed to have been given or made on the day on which such notice, direction or instruction was delivered, and if mailed, such notice, direction or instruction shall be deemed to have been given or made on the second (2nd) business day following the day after which such notice, direction or instruction was mailed. Any party to this Agreement may, from time to time by similar notice, give notice of any change of address and, in such event, the address of such party shall be deemed to be changed accordingly. The address, telephone number and facsimile transmission number for the notice of each party are:

If to the Company:            Aqua Clara Bottling & Distribution, Inc.
                              1315 Cleveland Street
                              Clearwater, Florida  33755
                              Facsimile Machine: 727.446.3999


If to BEVsystems and          BEVsystems International, Ltd.
the Sellers:                  501 Brickell Key Drive, Suite 203
                              Miami, Florida 33131
                              Facsimile Machine:786.425.2208

11.2.  Recovery of Enforcement  Costs.  In the event any party to this Agreement
--------------------------------------
shall institute any action or proceeding to enforce any provision of this Agreement, to seek relief from any violation of this Agreement, or to otherwise obtain any judgment or order relating to or arising from the subject matter of this Agreement, each prevailing party in such action or proceeding shall be entitled to receive from each losing party such prevailing party's actual attorneys' fees and costs incurred to prosecute or defend such action or proceeding.

11.3.  Assignment.  No party to this Agreement shall have the right, without the
------------------
consent of the other parties to this Agreement, to assign, transfer, sell, pledge, hypothecate, delegate, or otherwise transfer, whether voluntarily, involuntarily or by operation of law, any of such party's rights or obligations created by the provisions of this Agreement, nor shall the parties' rights created by the provisions of the Agreement be subject to encumbrance or the claim of creditors. Any such purported assignment, transfer, or delegation shall be null and void.

11.4.  Captions  and  Interpretations.  Captions of the articles and sections of
--------------------------------------
this Agreement are for convenience and reference only, and the words specified therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction, or meaning of the provisions of this Agreement. The language in all parts to this Agreement, in all events, shall be construed in accordance with the fair meaning of that language, as if prepared by all parties to this Agreement and not strictly for or against any party to this Agreement. Each party to this Agreement has reviewed and read this Agreement carefully. The rule of construction, which requires a court to resolve any ambiguities against the drafting party, shall not apply in interpreting the provisions of this Agreement.

11.5. Entire Agreement.  This Agreement and the respective  Disclosure Documents
-----------------------
are the final written expression and the complete and exclusive statement of all the agreements, conditions, promises, representations, warranties and covenants between the parties to this Agreement with respect to the subject matter of this Agreement, and this Agreement supersedes all prior or contemporaneous agreements, negotiations, representations, warranties, covenants, understandings and discussions by and between and among those parties, their respective representatives, and any other person, with respect to the subject matter specified in this Agreement. No provision of any Disclosure Document shall supersede or annul the terms and provisions of this Agreement, unless the matter specified in such Disclosure Document shall explicitly so provide to the contrary. In the event of ambiguity in meaning or understanding between the provisions of this Agreement proper and any Disclosure Document, the provisions of this Agreement shall prevail and control in all instances.

11.6 Waiver and Modification.  No modification,  supplement or amendment of this
-----------------------------
Agreement or of any covenant, representation, warranty, condition, or limitation specified in this Agreement shall be valid unless the same is made in writing and duly executed by all parties to this Agreement. No waiver of any covenant, representation, warranty, condition, or limitation specified in this Agreement shall be valid, unless the same is made in writing and duly executed by the party making the waiver. No waiver of any provision of this Agreement shall be deemed, or shall constitute, a waiver of any other provision of this Agreement, whether or not similar, nor shall any waiver of any provision of this Agreement constitute a continuing waiver of that provision.

11.7 Further  Assurances.  The parties to this Agreement shall from time to time
-------------------------
sign and deliver any further instruments and take any further actions as may be necessary to effectuate the intent and purposes of this Agreement.

11.8 De  Minimis  Claims.  No party to this  Agreement  shall  bring any  action
-------------------------
against any other party to this Agreement with respect to the subject matter of this Agreement, unless the aggregate amount of all claims so brought in relation to the subject matter of this Agreement exceeds $50,000.00; provided, however, that the foregoing shall not prevent or preclude actions seeking injunctive or other equitable forms of relief.

11.9 Number and Gender.  Whenever the singular  number is used in this Agreement
-----------------------
and, when required by the context, the same shall include the plural, and vice versa; the masculine gender shall include the feminine and the neuter genders, and vice versa, and the word "person" shall include individual, company, sole proprietorship, corporation, joint venture, association, joint stock company, fraternal order, cooperative, league, club, society, organization, trust, estate, governmental agency, political subdivision or authority, firm, municipality, congregation, partnership, or other form of entity, whether active or passive.

11.10  Successors and Assigns.  This Agreement and each of its provisions  shall
------------------------------
obligate the heirs, executors, administrators, successors, and assigns of each of the parties to this Agreement. Nothing specified in this section, however, shall be a consent to the assignment or delegation by any party of such party's respective rights and obligations created by the provisions of this Agreement.

11.11 Third Party Beneficiaries. Except as expressly specified by the provisions
--------------------------------
of this Agreement, this Agreement shall not be construed to confer upon or give to any person, other than the parties to this Agreement, any right, remedy or claim pursuant to, or by reason of, this Agreement or of any term or condition of this Agreement.

11.12 Severability.  In the event any part of this Agreement, for any reason, is
-------------------
determined by a court of competent jurisdiction to be invalid, such determination shall not affect the validity of any remaining portion of this Agreement, which remaining portion shall remain in full force and effect as if this Agreement had been executed with the invalid portion thereof eliminated. It is hereby declared the intention of the parties to this Agreement that those parties would have executed the remaining portion of this Agreement without including any such part, parts, or portion which, for any reason, may be hereafter determined to be invalid.

11.13  Governmental  Rules and Regulations.  The Transaction is and shall remain
-------------------------------------------
subject to any and all present and future orders, rules and regulations of any duly constituted authority having jurisdiction of the Transaction.

11.14  Execution in  Counterparts.  This  Agreement  may be prepared in multiple
----------------------------------
copies and forwarded to each of the parties for execution. All of the signatures of the parties to this Agreement may be affixed to one copy or to separate copies of this Agreement and when all such copies are received and signed by all of those parties, those copies shall constitute one agreement, which is not otherwise separable or divisible. Counsel for BEVsystems shall keep all of such signed copies and shall conform one copy to show all of those signatures and the dates thereof and shall mail a copy of such conformed copy to each of those parties within thirty (30) days after the receipt by such counsel of the last signed copy, and such counsel shall cause one such conformed copy to be filed in the principal office of such counsel.

11.15  Reservation of Rights.  The failure of any party to this Agreement at any
-----------------------------
time or times to require strict performance by any other party to this Agreement of any of the warranties, representations, covenants, terms, conditions and provisions specified in this Agreement shall not waive, affect or diminish any right of such party failing to require strict performance to demand strict compliance and performance therewith and with any other provisions, warranties, terms, and conditions specified in this Agreement.

11.16  Survival of Covenants,  Representations  and  Warranties.  All covenants,
----------------------------------------------------------------
representations, and warranties made by each party to this Agreement shall be deemed made for the purpose of inducing the other parties to this Agreement to enter into and execute this Agreement. The representations, warranties, and covenants specified in this Agreement shall survive the Closing and shall survive any investigation by any such party, whether before or after the execution of this Agreement. The covenants, representations, and warranties of the Company, on the one hand, and BEVsystems and the Sellers, on the other hand, are made only to and for the benefit of each other and shall not create or vest rights in other persons.

11.17  Concurrent  Remedies.  No right or  remedy  specified  in this  Agreement
----------------------------
conferred on or reserved to the parties to this Agreement is exclusive of any other right or remedy specified in this Agreement or by law or equity provided or permitted; but each such right and remedy shall be cumulative of, and in addition to, every other right and remedy specified in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, and may be enforced concurrently therewith or from time to time. The termination of this Agreement for any reason whatsoever shall not prejudice any right or remedy which any party may have, either at law, in equity, or pursuant to the provisions of this Agreement.

11.18 Governing Law. This Agreement shall be deemed to have been entered into in
--------------------
the State of Colorado, and all questions concerning the validity, interpretation, or performance of any of the terms, conditions and provisions of this Agreement or of any of the rights or obligations of the parties shall be governed by, and resolved in accordance with, the laws of the State of Colorado, without regard to conflicts of law principles. Any and all actions or proceedings, at law or in equity, to enforce or interpret the provisions of this Agreement shall be litigated in courts having sites within the State of Colorado. No claim, demand, action, proceeding, litigation, hearing, motion or lawsuit resulting from or with respect to this Agreement shall be commenced or prosecuted in any jurisdiction other than the State of Colorado, and any judgment, determination, finding or conclusion reached or rendered in any other jurisdiction shall be null and void. Each party to this Agreement hereby consents expressly to the jurisdiction of any local, state or federal court located within the State of Colorado and consents that any service of process in such action or proceeding may be made by personal service upon such party wherever such party may be then located, or by certified or registered mail directed to such party at such party's last known address.

11.19  Force  Majeure.  If any  party  to this  Agreement  is  rendered  unable,
----------------------
completely or partially, by the occurrence of an event of "force majeure" (as that term is defined later in this section) to perform such party's obligations created by the provisions of this Agreement, such party shall give to each other party to this Agreement prompt written notice of the event of "force majeure" with reasonably complete particulars concerning such event; thereupon, the obligations of the party giving such notice, so far as those obligations are affected by the event of "force majeure," shall be suspended during, but no longer than, the continuance of the event of "force majeure." The party to this Agreement affected by such event of "force majeure" shall use all reasonable diligence to resolve, eliminate and terminate the event of "force majeure" as quickly as practicable. The requirement that an event of "force majeure" shall be remedied with all reasonable dispatch as specified in this section, shall not require the settlement of strikes, lockouts or other labor difficulties by the party involved, contrary to such party's wishes, and the resolution of any and all such difficulties shall be handled entirely within the discretion of the party concerned. The term "force majeure" as used in this section shall be defined as and mean any act of God, strike, civil disturbance, terrorism, lockout or other industrial disturbance, act of the public enemy, war, blockade, public riot, earthquake, tornado, hurricane, lightning, fire, public demonstration, storm, catastrophe, flood, explosion, governmental action, governmental delay, restraint or inaction, unavailability of equipment, and any other cause or event, whether of the type enumerated specifically in this section or otherwise, which is not reasonably within the control of the party to this Agreement claiming such suspension.

11.20  Consent to Agreement.  By executing  this  Agreement,  each party to this
----------------------------
Agreement, for himself, herself, or itself, represents such party has read or caused to be read this Agreement in all particulars, and consents to the rights, conditions, duties and responsibilities imposed upon such party as specified in this Agreement. Each party to this Agreement represents, warrants and covenants that such party executes and delivers this Agreement of such party's own free will and with no threat, undue influence, menace, coercion or duress, whether economic or physical. Moreover, each party to this Agreement represents, warrants, and covenants that such party executes this Agreement acting on such party's own independent judgment.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be signed on the date specified in the preamble of this Agreement.

Aqua Clara Bottling & Distribution, Inc., a Colorado corporation



By: /s/ Jack Plunkett
    ---------------------------
    Jack Plunkett

Its: President


BEVsystems International, Ltd.,
a Bermuda corporation

By: /s/ G. Robert Tatum, III
    ---------------------------
    G. Robert Tatum, III

Its: Chief Executive Officer

Date of Signature:                              Names of Sellers:


Dated: 1/15/02                             /s/ Life O2 Beverages, LLP
       --------------                      -------------------------------------
                                               Life O2 Beverages, LLP


Dated: 1/15/02                             /s/ Tim Alloway
       --------------                      -------------------------------------
                                               Tim Alloway


Dated: 1/15/02                             /s/ Andrew Babinsky
       --------------                      -------------------------------------
                                               Andrew Babinsky


Dated: 1/15/02                             /s/ Bennie Barton
       --------------                      -------------------------------------
                                               Bennie Barton


Dated: 1/15/02                             /s/ Charles E. Bird
       --------------                      -------------------------------------
                                               Charles E. Bird


Dated: 1/15/02                             /s/ Keith Bish
       --------------                      -------------------------------------
                                               Keith Bish


Dated: 1/15/02                             /s/ Tommy Burns
       --------------                      -------------------------------------
                                               Tommy Burns


Dated: 1/15/02                             /s/ Erlando Che
       --------------                      -------------------------------------
                                               Erlando Che


Dated: 1/15/02                             /s/ Michael Clouse
       --------------                      -------------------------------------
                                               Michael Clouse


Dated: 1/15/02                             /s/ Charles Cochran
       --------------                      -------------------------------------
                                               Charles Cochran


Dated: 1/15/02                             /s/ Don Cohen
       --------------                      -------------------------------------
                                               Don Cohen

Dated: 1/15/02                             /s/ Jeff Cohen
       --------------                      -------------------------------------
                                               Jeff Cohen


Dated: 1/15/02                             /s/ Melvin Coles
       --------------                      -------------------------------------
                                               Melvin Coles


Dated: 1/15/02                             /s/ James Dale Davidson
       --------------                      -------------------------------------
                                               James Dale Davidson


Dated: 1/1/5/02                            /s/ Emmanuel Faillettaz
       --------------                      -------------------------------------
                                               Emmanuel Faillettaz


Dated: 1/15/02                             /s/ Mitchell   J.  Farrell
       --------------                      -------------------------------------
                                               Mitchell J. Farrell


Dated: 1/15/02                             /s/ William Fay Sr.
       --------------                      -------------------------------------
                                               William Fay Sr.


Dated: 1/15/02                             /s/ Dorette Fleischman
       --------------                      -------------------------------------
                                               Dorette Fleischman


Dated: 1/15/02                             /s/ Edward Galto
       --------------                      -------------------------------------
                                               Edward Galto


Dated: 1/15/02                             /s/ Bill Garrison
       --------------                      -------------------------------------
                                               Bill Garrison


Dated: 1/15/02                             /s/ George Gaynor
       --------------                      -------------------------------------
                                               George Gaynor


Dated: 1/15/02                             /s/ William Gunter
       --------------                      -------------------------------------
                                               William Gunter


Dated: 1/15/02                             /s/ Randy Hedrick
       --------------                      -------------------------------------
                                               Randy Hedrick


Dated: 1/15/02                             /s/ Susan Herman
       --------------                      -------------------------------------
                                               Susan Herman

Dated: 1/15/02                             /s/ David Holroyd
       --------------                      -------------------------------------
                                               David Holroyd


Dated: 1/15/02                             /s/ Davis Howe
       --------------                      -------------------------------------
                                               Davis Howe


Dated: 1/15/02                             /s/ Anthony Iemma
       --------------                      -------------------------------------
                                               Anthony Iemma


Dated: 1/15/02                             /s/ Punnee Intranuruk
       --------------                      -------------------------------------
                                               Punnee Intranuruk


Dated: 1/15/02                             /s/ Terry Jaramillo
       --------------                      -------------------------------------
                                               Terry Jaramillo


Dated: 1/15/02                             /s/ Michael A. Jervis
       --------------                      -------------------------------------
                                               Michael A. Jervis


Dated: 1/15/02                             /s/ Burt Kaufman
       --------------                      -------------------------------------
                                               Burt Kaufman


Dated: 1/15/02                             /s/ Jack E. Magoulakis
       --------------                      -------------------------------------
                                               Jack E. Magoulakis


Dated: 1/15/02                             /s/ Boris Malden
       --------------                      -------------------------------------
                                               Boris Malden


Dated: 1/15/02                             /s/ Joel Meltzer
       --------------                      -------------------------------------
                                               Joel Meltzer


Dated: 1/15/02                             /s/ Toni Meltzer
       --------------                      -------------------------------------
                                               Toni Meltzer (with Joel Meltzer)


Dated: 1/15/02                             /s/ John Montfort
       --------------                      -------------------------------------
                                               John Montfort

Dated: 1/15/02                             /s/ Mike O'Donnell
       --------------                      -------------------------------------
                                               Mike O'Donnell


Dated: 1/15/02                             /s/ Pliny A. Price
       --------------                      -------------------------------------
                                               Pliny A. Price


Dated: 1/15/02                             /s/ Robert Radnoti
       --------------                      -------------------------------------
                                               Robert Radnoti


Dated: 1/15/02                             /s/ Jorge Rodriguez
       --------------                      -------------------------------------
                                               Jorge Rodriguez


Dated: 1/15/02                             /s/ Robert Roule
       --------------                      -------------------------------------
                                               Robert Roule


Dated: 1/15/02                             /s/ Burton Shear
       --------------                      -------------------------------------
                                               Burton Shear


Dated: 1/15/02                             /s/ Dennis P. Smith
       --------------                      -------------------------------------
                                               Dennis P. Smith


Dated: 1/15/02                             /s/ Jane Smith
       --------------                      -------------------------------------
                                               Jane Smith


Dated: 1/15/02                             /s/ Jim Stevens
       --------------                      -------------------------------------
                                               Jim Stevens


Dated: 1/15/02                             /s/ Judy Stevens
       --------------                      -------------------------------------
                                               Judy Stevens (with Jim Stevens)

Dated: 1/15/02                             /s/ G. Robert Tatum III
       --------------                      -------------------------------------
                                               G. Robert Tatum III


Dated: 1/15/02                             /s/ Elaine F. Tatum
       --------------                      -------------------------------------
                                               Elaine F. Tatum
                                                      (with G. Robert Tatum III)

Dated: 1/15/02                             /s/ Michelle Mae Tatum
       --------------                      -------------------------------------
                                               Michelle Mae Tatum

Dated: 1/15/02                             /s/ Titel Teriba
       --------------                      -------------------------------------
                                               Titel Teriba


Dated: 1/15/02                             /s/ Michael Thompson
       --------------                      -------------------------------------
                                               Michael Thompson


Dated: 1/15/02                             /s/ Kenneth Peter Visser
       --------------                      -------------------------------------
                                               Kenneth Peter Visser


Dated: 1/15/02                             /s/ F. Howard Walsh
       --------------                      -------------------------------------
                                               F. Howard Walsh


Dated: 1/15/02                             /s/ James Ross Whiting
       --------------                      -------------------------------------
                                               James Ross Whiting


Dated: 1/15/02                             /s/ J. Harlan Williams
       --------------                      -------------------------------------
                                               J. Harlan Williams


Dated: 1/15/02                             /s/ Jaroslaw Zaremba
       --------------                      -------------------------------------
                                               Jaroslaw Zaremba


Dated: 1/15/02                             /s/ Jeffery Zimmerman
       --------------                      -------------------------------------
                                               Jeffery Zimmerman